            As filed with the Securities and Exchange
                 Commission on October 31, 1997

                                       File Nos. 33-47031
                                                811-06627

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                Post-Effective Amendment No. 18                 X

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                       Amendment No. 17                         X

         ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office) (Zip Code)

                 Registrant's Telephone Number,
               including Area Code: (212) 969-1000


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York  10004

    It is proposed that this filing will become effective
    (check appropriate box)
      X       immediately upon filing pursuant to paragraph (b)
    _____     on (date) pursuant to paragraph (b)

    _____     60 days after filing pursuant to paragraph (a)(1)
    _____     on (date) pursuant to paragraph (a)(1)
    _____     75 days after filing pursuant to paragraph (a)(2)
    _____     on (date) pursuant to paragraph (a)(2) of
              Rule 485.

    If appropriate, check the following box:
    _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                   Location in Prospectus (Caption)

PART A

Item 1.    Cover Page...........................Cover Page

Item 2.    Synopsis.............................The Funds At a
                                                Glance

Item 3.    Condensed Financial Information......Financial
                                                Highlights

Item 4.    General Description of Registrant....Description of
                                                the Funds;
                                                General
                                                Information

Item 5.    Management of the Fund...............Management of the
                                                Funds; General
                                                Information

Item 6.    Capital Stock and Other
           Securities...........................Dividends,
                                                Distributions and
                                                Taxes; General
                                                Information

Item 7.    Purchase of Securities Being
           Offered..............................Purchase and Sale
                                                of Shares;
                                                General
                                                Information

Item 8.    Redemption or Repurchase.............Purchase and Sale
                                                of Shares

Item 9.    Pending Legal Proceedings............Not Applicable

                                     Location in Statement of
PART B                                Additional Information

Item 10.   Cover Page...........................Cover Page

Item 11.   Table of Contents....................Cover Page

Item 12.   General Information and History......Description of
                                                the Fund; General
                                                Information

Item 13.   Investment Objectives and
           Policies.............................Investment
                                                Objective,
                                                Policies and
                                                Restrictions

Item 14.   Management of the Registrant.........Management of the
                                                Fund

Item 15.   Control Persons and Principal
           Holders of Securities................Management of the
                                                Fund; General
                                                Information

Item 16.   Investment Advisory and
           Other Services ......................Management of the
                                                Fund

Item 17.   Brokerage Allocation and
           Other Practices......................General
                                                Information

Item 18.   Capital Stock and Other
           Securities...........................General
                                                Information

Item 19.   Purchase, Redemption and Pricing
           of Securities Being Offered..........Purchase of
                                                Shares;
                                                Redemption and
                                                Repurchase of
                                                Shares; Net Asset
                                                Value

Item 20.   Tax Status...........................Investment
                                                Objective,
                                                Policies and
                                                Restrictions;
                                                Dividends,
                                                Distributions and
                                                Taxes

Item 21.   Underwriters.........................General
                                                Information

Item 22.   Calculation of Performance Data......General
                                                Information

Item 23.   Financial Statements.................Financial
                                                Statements;
                                                Report of
                                                Independent
                                                Auditors

                           THE ALLIANCE BOND FUNDS
_______________________________________________________________________________

                P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
                           TOLL FREE (800) 221-5672
                   FOR LITERATURE: TOLL FREE (800) 227-4618


                          PROSPECTUS AND APPLICATION


                               OCTOBER 31, 1997



U.S. GOVERNMENT FUNDS              GLOBAL BOND FUNDS
-ALLIANCE SHORT-TERM U.S.          -ALLIANCE NORTH AMERICAN
  GOVERNMENT FUND                    GOVERNMENT INCOME TRUST
-U.S. GOVERNMENT                   -ALLIANCE GLOBAL DOLLAR
  PORTFOLIO                        GOVERNMENT FUND
-ALLIANCE LIMITED MATURITY         -ALLIANCE GLOBAL STRATEGIC
  GOVERNMENT FUND                    INCOME TRUST


MORTGAGE FUND                      CORPORATE BOND FUNDS
-ALLIANCE MORTGAGE                 -CORPORATE BOND PORTFOLIO
  SECURITIES INCOME FUND           -ALLIANCE HIGH YIELD FUND


MULTI-MARKET FUNDS
-ALLIANCE WORLD INCOME TRUST
-ALLIANCE SHORT-TERM
  MULTI-MARKET TRUST
-ALLIANCE MULTI-MARKET
  STRATEGY TRUST



TABLE OF CONTENTS                                       PAGE
The Funds at a Glance                                      2
Expense Information                                        4
Financial Highlights                                       7
Glossary                                                  15
Description of the Funds                                  16
  Investment Objectives and Policies                      16
  Additional Investment Practices                         24
  Certain Fundamental Investment Policies                 35
  Risk Considerations                                     37
Purchase and Sale of Shares                               41
Management of the Funds                                   44
Dividends, Distributions and Taxes                        46
General Information.                                      48
Appendix A: Bond Ratings                                 A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                                   B-1



Adviser
Alliance Capital Management L.P.
1345 Avenue Of The Americas
New York, New York 10105



The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Fund invests in mortgage-related securities, while the Multi-Market Funds diversify their investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Funds invest primarily in corporate debt securities.


Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.


Each Fund (except Alliance World Income Trust) offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (four years of purchase for Alliance Global Strategic Income Trust and Alliance High Yield Fund) (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). Alliance World Income Trust offers only one class of shares, which may be purchased at a price equal to its net asset value without any initial or contingent deferred sales charge. See "Purchase and Sale of Shares."



AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ALLIANCE
INVESTING WITHOUT THE MYSTERY.SM


(r)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


1



THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to 29 of the FORTUNE 100 companies.



U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.

U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.

INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States.

LIMITED MATURITY GOVERNMENT FUND
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities.


MORTGAGE FUND

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.

INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.


MULTI-MARKET FUNDS

WORLD INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund maintains at least 35% of its net assets in U.S. Dollar-denominated securities.

SHORT-TERM MULTI-MARKET TRUST
SEEKS . . . The highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities.

MULTI-MARKET STRATEGY TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso. The Fund expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


2



GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.

GLOBAL STRATEGIC INCOME TRUST
SEEKS . . . Primarily a high level of current income and secondarily capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of fixed-income securities of U.S. and non-U.S. issuers.



CORPORATE BOND FUNDS


CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term; secondarily, the Fund will attempt to increase its capital through appreciation of its investments.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Dollar-denominated corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.


HIGH YIELD FUND
SEEKS . . . A high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

INVESTS PRIMARILY IN . . . A diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities.



A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate daily as the prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. Some of the Funds invest in high-yield, high-risk bonds that are rated below investment grade and are considered to have predominantly speculative characteristics. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Funds and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Funds-Additional Investment Practices" and "-Risk Considerations."

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund (except WORLD INCOME) can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24 HOUR INFORMATION


ALLIANCE
INVESTING WITHOUT THE MYSTERY.SM


(r)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3



                             EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund, other than WORLD INCOME, and annual operating expenses for each class of shares of each Fund. WORLD INCOME, which has only one class of shares, has no sales charge on purchases or reinvested dividends, no deferred sales charge, and no redemption fee or exchange fee. For each Fund, the "Examples" below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.


                                                 CLASS A SHARES   CLASS B SHARES(B)  CLASS B SHARES(D)   CLASS C SHARES
                                                 --------------   -----------------  -----------------  ----------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                  4.25%(a)            None               None               None

Sales charge imposed on dividend reinvestments         None              None               None               None
Deferred sales charge (as a percentage of
original purchase price or redemption
proceeds, whichever is lower)                          None          3.0% during        4.0% during        1.0% during
                                                                   the first year,    the first year,    the first year,
                                                                   decreasing 1.0%    decreasing 1.0%     0% thereafter
                                                                    annually to 0%     annually to 0%
                                                                   after the third   after the fourth
                                                                       year (c)           year (e)

Exchange fee                                           None              None               None               None




(A) REDUCED FOR LARGER PURCHASES. PURCHASES OF $1,000,000 OR MORE ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT MAY BE SUBJECT TO A 1% DEFERRED SALES CHARGE ON REDEMPTIONS WITHIN ONE YEAR OF PURCHASE. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES" -PAGE 41.

(B) FOR ALL FUNDS EXCEPT GLOBAL STRATEGIC INCOME AND HIGH YIELD.

(C) CLASS B SHARES OF EACH FUND, OTHER THAN GLOBAL STRATEGIC INCOME AND HIGH YIELD, AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES" -PAGE 41.

(D) FOR GLOBAL STRATEGIC INCOME AND HIGH YIELD ONLY.

(E) SHARES OF GLOBAL STRATEGIC INCOME AND HIGH YIELD AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES"-PAGE 41.




                  ANNUAL OPERATING EXPENSES                                                     EXAMPLES
----------------------------------------------------------------   -----------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT             CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees(b)(after waiver)      None     None     None     After 1 year       $ 56     $ 51      $ 21      $ 31      $ 21
  12b-1 fees                             .30%    1.00%    1.00%    After 3 years      $ 85     $ 76      $ 66      $ 66      $ 66
  Other expenses                                                   After 5 years      $116     $113      $113      $113      $113
    Interest expense                     .01%     .01%     .01%    After 10 years     $204     $210      $210      $244      $244
    Other operating expenses (a)(b)
      (after reimbursement)             1.10%    1.10%    1.10%
  Total other expenses                  1.11%    1.11%    1.10%
  Total fund operating expenses(b)(j)
    (after waiver/reimbursement)        1.41%    2.11%    2.11%

U.S. GOVERNMENT                        CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees                        .53%     .53%     .53%    After 1 year       $ 52     $ 48      $ 18      $ 27      $ 17
  12b-1 fees                             .30%    1.00%    1.00%    After 3 years      $ 74     $ 64      $ 54      $ 54      $ 54
  Other expenses(a)                      .19%     .20%     .19%    After 5 years      $ 96     $ 94      $ 94      $ 93      $ 93
  Total fund operating expenses         1.02%    1.73%    1.72%    After 10 years     $162     $168      $168      $203      $203



LIMITED MATURITY GOVERNMENT            CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees                        .65%     .65%     .65%    After 1 year       $ 64     $ 60      $ 30      $ 40      $ 30
  12b-1 fees                             .30%    1.00%    1.00%    After 3 years      $109     $101      $ 91      $ 90      $ 90
  Other expenses                                                   After 5 years      $156     $155      $155      $154      $154
    Interest expense                     .64%     .64%     .63%    After 10 years     $287     $294      $294      $324      $324
    Other operating expenses(a)          .63%     .65%     .64%
  Total other expenses                  1.27%    1.29%    1.27%
  Total fund operating expenses(h)      2.22%    2.94%    2.92%



PLEASE REFER TO THE FOOTNOTES ON PAGE 6.



4



                  ANNUAL OPERATING EXPENSES                                                     EXAMPLES
----------------------------------------------------------------   -----------------------------------------------------------------
MORTGAGE SECURITIES INCOME             CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees                        .50%     .50%     .50%     After 1 year      $ 59     $ 54      $ 24      $ 34      $ 24
  12b-1 fees                             .30%    1.00%    1.00%     After 3 years     $ 93     $ 84      $ 74      $ 74      $ 74
  Other expenses                                                    After 5 years     $130     $127      $127      $127      $127
    Interest expense                     .65%     .63%     .65%     After 10 years    $233     $238      $238      $272      $272
    Other operating expenses(a)          .23%     .24%     .23%
  Total other expenses                   .88%     .87%     .88%
  Total fund operating expenses(g)      1.68%    2.37%    2.38%

WORLD INCOME
  Management fees(c)(after waiver)                .49%              After 1 year               $ 21
  12b-1 fees(c)(after waiver)                     .68%              After 3 years              $ 66
  Other expenses(a)                               .93%              After 5 years              $113
  Total fund operating                                              After 10 years             $243
    expenses(c)(after waiver)                    2.10%

SHORT-TERM MULTI-MARKET                CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees                        .55%     .55%     .55%     After 1 year      $ 55     $ 50      $ 20      $ 30      $ 20
  12b-1 fees                             .30%    1.00%    1.00%     After 3 years     $ 82     $ 73      $ 63      $ 62      $ 62
  Other expenses(a)                      .44%     .45%     .43%     After 5 years     $110     $108      $108      $107      $107
  Total fund operating expenses         1.29%    2.00%    1.98%     After 10 years    $192     $198      $198      $231      $231

MULTI-MARKET STRATEGY                  CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees                        .60%     .60%     .60%     After 1 year      $ 58     $ 54      $ 24      $ 34      $ 24
  12b-1 fees                             .30%    1.00%    1.00%     After 3 years     $ 92     $ 83      $ 73      $ 73      $ 73
  Other expenses                                                    After 5 years     $128     $126      $126      $125      $125
    Interest expense                     .04%     .04%     .04%     After 10 years    $229     $235      $235      $268      $268
    Other operating expenses(a)          .70%     .71%     .70%
  Total other expenses                   .74%     .75%     .74%
  Total fund operating expenses(d)      1.64%    2.35%    2.34%

NORTH AMERICAN GOVERNMENT INCOME       CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees(e)                     .74%     .74%     .74%     After 1 year      $ 65     $ 61      $ 31      $ 41      $ 31
  12b-1 fees                             .30%    1.00%    1.00%     After 3 years     $112     $104      $ 94      $ 94      $ 94
  Other expenses                                                    After 5 years     $162     $160      $160      $160      $160
    Interest expense                     .93%     .93%     .92%     After 10 years    $299     $305      $305      $336      $336
    Other operating expenses(a)          .37%     .38%     .38%
  Total other expenses                  1.30%    1.31%    1.30%
  Total fund operating expenses(f)      2.34%    3.05%    3.04%


GLOBAL DOLLAR GOVERNMENT               CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees                        .75%     .75%     .75%     After 1 year      $ 58     $ 53      $ 23      $ 33      $ 23
  12b-1 fees                             .30%    1.00%    1.00%     After 3 years     $ 89     $ 81      $ 71      $ 70      $ 70
  Other expenses(a)                      .50%     .51%     .50%     After 5 years     $123     $121      $121      $120      $120
  Total fund operating expenses         1.55%    2.26%    2.25%     After 10 years    $219     $225      $225      $258      $258

GLOBAL STRATEGIC INCOME                CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees(i)(after waiver)      None     None     None      After 1 year      $ 61     $ 56      $ 26      $ 36      $ 26
  12b-1 fees                             .30%    1.00%    1.00%     After 3 years     $100     $ 91      $ 81      $ 81      $ 81
  Other expenses(a)(i)                                              After 5 years     $141     $138      $138      $138      $138
    (after reimbursement)               1.60%    1.60%    1.60%     After 10 years    $255     $261      $261      $293      $293
  Total fund operating
    expenses(i)(after waiver/
    reimbursement)                      1.90%    2.60%    2.60%




PLEASE REFER TO THE FOOTNOTES ON PAGE 6.



5



                  ANNUAL OPERATING EXPENSES                                                     EXAMPLES
----------------------------------------------------------------   -----------------------------------------------------------------
CORPORATE BOND                         CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
Management fees                          .57%     .57%     .57%     After 1 year      $ 53     $ 48      $ 18      $ 29      $ 18
  12b-1 fees                             .30%    1.00%    1.00%     After 3 years     $ 77     $ 67      $ 57      $ 57      $ 57
  Other expenses(a)                      .25%     .25%     .25%     After 5 years     $102     $ 99      $ 99      $ 99      $ 99
  Total fund operating expenses         1.12%    1.82%    1.82%     After 10 years    $173     $179      $179      $214      $214


HIGH YIELD                             CLASS A  CLASS B  CLASS C                   CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
-------------------------------------  -------  -------  -------                   -------  --------  ---------  --------  ---------
  Management fees (k) (after waiver)    None     None     None      After 1 year     $[  ]    $[  ]     $[  ]     $[  ]     $[  ]
  12b-1 fees                             .30%    1.00%    1.00%     After 3 years    $[  ]    $[  ]     $[  ]     $[  ]     $[  ]
  Other expenses(a)                     1.40%    1.40%    1.40%     After 5 years    $[  ]    $[  ]     $[  ]     $[  ]     $[  ]
  Total fund operating expenses         1.70%   [   ]%   [   ]%     After 10 years   $[  ]    $[  ]     $[  ]     $[  ]     $[  ]




+   ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN
YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS (EIGHT YEARS IN THE CASE OF GLOBAL STRATEGIC INCOME AND HIGH YIELD).

++ ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS. (EIGHT YEARS IN THE CASE OF GLOBAL STRATEGIC INCOME AND HIGH YIELD)

(A) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE.

(B) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES WOULD HAVE BEEN 1.57% FOR CLASS A, 1.55% FOR CLASS B AND 1.54% FOR CLASS C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.42% FOR CLASS A, 3.10% FOR CLASS B AND 3.09% FOR CLASS C.


(C) NET OF VOLUNTARY FEE WAIVERS. ABSENT SUCH WAIVERS, ANNUALIZED MANAGEMENT FEES WOULD HAVE BEEN .65%, ANNUALIZED RULE 12B-1 FEES WOULD HAVE BEEN .90% AND ANNUALIZED TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.48%.

(D) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.60%, FOR CLASS B, 2.31% AND FOR CLASS C, 2.30%.

(E) REPRESENTS .65 OF 1% OF THE FUND'S AVERAGE DAILY ADJUSTED TOTAL NET ASSETS.


(F) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.41%, FOR CLASS B, 2.12%, AND FOR CLASS C, 2.12%.

(G) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.03%, FOR CLASS B, 1.74%, AND FOR CLASS C, 1.73%.

(H) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.58%, FOR CLASS B, 2.30%, AND FOR CLASS C, 2.29%.


(I) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENT. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .75%, OTHER EXPENSES WOULD HAVE BEEN 18.15% FOR CLASS A, 17.82% FOR CLASS B, AND 17.74% FOR CLASS C AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 19.20% FOR CLASS A, 19.57% FOR
CLASS B, AND 19.49% FOR CLASS C.


(J) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.40% FOR CLASS B, 2.10% AND FOR CLASS C, 2.10%.

(K) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .75, OTHER EXPENSES WOULD HAVE BEEN 3.11% (ANNUALIZED) FOR CLASS A, 3.85% (ANNUALIZED) FOR CLASS B, AND 3.84% (ANNUALIZED) FOR CLASS C; AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 3.86% (ANNUALIZED) FOR CLASS A, 4.60% (ANNUALIZED) FOR
CLASS B, AND 4.59% (ANNUALIZED) FOR CLASS C.




The purpose of the tables on pages 4 and 5 is to assist the investor in understanding the various costs and expenses that shareholders of a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds-Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT, "interest expense" represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See "Description of Funds-Risk Considerations-Effects of Borrowing." Excluding interest expense, total fund operating expenses of each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT would be lower (see notes (b), (d), (f), (g),
(h) and (j) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. "Other Expenses" are based on estimated amounts for High Yield's current fiscal year. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ACTUAL RETURNS WILL VARY.



6



                             FINANCIAL HIGHLIGHTS
_______________________________________________________________________________


The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables relating to SHORT-TERM U.S. GOVERNMENT has been audited by Price Waterhouse LLP, the independent accountants for the Fund, and the information in the tables relating to U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD has been audited by Ernst & Young LLP, the independent auditors for these Funds. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


7




                                  NET                            NET            NET
                                 ASSET                      REALIZED AND      INCREASE
                                 VALUE                       UNREALIZED     (DECREASE) IN   DIVIDENDS FROM  DISTRIBUTIONS
                             BEGINNING OF  NET INVESTMENT  GAIN (LOSS) ON  NET ASSET VALUE  NET INVESTMENT     FROM NET
  FISCAL YEAR OR PERIOD         PERIOD      INCOME (LOSS)   INVESTMENTS    FROM OPERATIONS      INCOME      REALIZED GAINS
  ---------------------      ------------  --------------  --------------  ---------------  --------------  --------------
SHORT-TERM U.S. GOVERNMENT#
  CLASS A
  Year Ended 8/31/97            $ 9.66         $.47(h)          $.03             $.50            $(.46)          $0.00
  Year Ended 8/31/96              9.70          .47             (.02)             .45             (.49)           0.00
  Year Ended 8/31/95              9.67          .42              .05              .47             (.41)           0.00
  Period Ended 8/31/94**          9.77          .14             (.09)             .05             (.12)           0.00
  Year Ended 4/30/94             10.22          .35             (.29)             .06             (.42)           0.00
  5/4/92+ to 4/30/93             10.00          .46              .34              .80             (.46)           (.12)

  CLASS B
  Year Ended 8/31/97            $ 9.77         $.41(h)          $.02             $.43            $(.39)          $0.00
  Year Ended 8/31/96              9.81          .41             (.03)             .38             (.42)           0.00
  Year Ended 8/31/95              9.78          .36              .04              .40             (.34)           0.00
  Period Ended 8/31/94**          9.88          .10             (.07)             .03             (.11)           0.00
  Year Ended 4/30/94             10.31          .40             (.39)             .01             (.35)           0.00
  5/4/92+ to 4/30/93             10.00          .38              .33              .71             (.38)           (.02)

  CLASS C
  Year Ended 8/31/97            $ 9.76         $.41(h)          $.02             $.43            $(.39)          $0.00
  Year Ended 8/31/96              9.80          .40             (.02)             .38             (.42)           0.00
  Year Ended 8/31/95              9.77          .34              .06              .40             (.34)           0.00
  Period Ended 8/31/94**          9.87          .10             (.07)             .03             (.11)           0.00
  8/2/93++ to 4/30/94            10.34          .26             (.42)            (.16)            (.25)           0.00

U.S. GOVERNMENT
  CLASS A
  Year Ended 6/30/97            $ 7.52         $.57(h)         $(.10)            $.47            $(.57)          $0.00
  Year Ended 6/30/96              7.96          .58             (.44)             .14             (.58)           0.00
  Year Ended 6/30/95              7.84          .64              .13              .77             (.65)           0.00
  Year Ended 6/30/94              8.64          .65             (.80)            (.15)            (.65)           0.00
  Year Ended 6/30/93              8.34          .69              .29              .98             (.68)           0.00
  Year Ended 6/30/92              8.01          .70              .35             1.05             (.72)           0.00
  Year Ended 6/30/91              8.14          .81             (.11)             .70             (.83)           0.00
  Year Ended 6/30/90              8.49          .86             (.38)             .48             (.83)           0.00
  Year Ended 6/30/89              8.51          .89             (.03)             .86             (.88)           0.00
  Year Ended 6/30/88              8.90          .93             (.39)             .54             (.93)           0.00

  CLASS B
  Year Ended 6/30/97            $ 7.52         $.52(h)         $(.10)            $.42            $(.52)          $0.00
  Year Ended 6/30/96              7.96          .52             (.44)             .08             (.52)           0.00
  Year Ended 6/30/95              7.84          .58              .13              .71             (.59)           0.00
  Year Ended 6/30/94              8.64          .59             (.80)            (.21)            (.59)           0.00
  Year Ended 6/30/93              8.34          .62              .30              .92             (.62)           0.00
  9/30/91++ to 6/30/92            8.25          .49              .09              .58             (.49)           0.00

  CLASS C
  Year Ended 6/30/97            $ 7.52         $.52(h)         $(.10)            $.42            $(.52)          $0.00
  Year Ended 6/30/96              7.96          .52             (.44)             .08             (.52)           0.00
  Year Ended 6/30/95              7.83          .58              .14              .72             (.59)           0.00
  Year Ended 6/30/94              8.64          .59             (.81)            (.22)            (.59)           0.00
  5/3/93++ to 6/30/93             8.56          .10              .08              .18             (.10)           0.00

LIMITED MATURITY GOVERNMENT
  CLASS A
  Six Months Ended 5/31/97
    unaudited                   $ 9.45         $.26(h)         $(.14)            $.12            $(.27)          $0.00
  Year Ended 11/30/96             9.52          .51(h)          (.04)             .47             (.51)           0.00
  Year Ended 11/30/95             9.51          .52(h)           .02              .54             (.50)           0.00
  Year Ended 11/30/94             9.94          .42             (.32)             .10             (.48)           (.01)
  Year Ended 11/30/93             9.84          .57              .11              .68             (.58)           0.00
  6/1/92+ to 11/30/92            10.00          .35             (.17)             .18             (.34)           0.00

  CLASS B
  Six Months Ended 5/31/97
    unaudited                   $ 9.45         $.24(h)         $(.15)            $.09            $(.24)          $0.00
  Year Ended 11/30/96             9.52          .44(h)          (.04)             .40             (.44)           0.00
  Year Ended 11/30/95             9.52          .46(h)           .01              .47             (.44)           0.00
  Year Ended 11/30/94             9.94          .39             (.35)             .04             (.42)           (.01)
  Year Ended 11/30/93             9.84          .49              .12              .61             (.51)           0.00
  6/1/92+ to 11/30/92            10.00          .31             (.17)             .14             (.30)           0.00

  CLASS C
  Six Months Ended 5/31/97
    unaudited)                  $ 9.45         $.24(h)         $(.15)            $.09            $(.24)          $0.00
  Year Ended 11/30/96             9.52          .45(h)          (.05)             .40             (.45)           0.00
  Year Ended 11/30/95             9.52          .46(h)           .01              .47             (.44)           0.00
  Year Ended 11/30/94             9.94          .37             (.33)             .04             (.42)           (.01)
  5/3/93++ to 11/30/93            9.98          .27             (.03)             .24             (.28)           0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


8



  DISTRIBUTIONS                                          TOTAL       NET ASSETS                 RATIO OF NET
    IN EXCESS                 TOTAL                    INVESTMENT    AT END OF        RATIO      INVESTMENT
     OF NET       RETURN    DIVIDENDS     NET ASSET      RETURN        PERIOD     OF EXPENSES   INCOME (LOSS)  PORTFOLIO
   INVESTMENT       OF         AND        VALUE END   BASED ON NET     (000'S      TO AVERAGE    TO AVERAGE    TURNOVER
     INCOME      CAPITAL  DISTRIBUTIONS   OF PERIOD  ASSET VALUE(B)   OMITTED)     NET ASSETS    NET ASSETS       RATE
  ------------  --------  -------------  ----------  --------------  ----------  -------------  -------------  ---------


     $0.00       $(0.07)    $(.53)         $9.63         5.29%         $3,901      1.41%(d)(e)       4.90%        65%
      0.00         0.00      (.49)          9.66         4.71           3,455      1.53(d)(e)        4.85        110
      (.03)        0.00      (.44)          9.70         5.14           2,997      1.40(d)           4.56         15
      (.03)(a)     0.00      (.15)(c)       9.67          .53           2,272      1.40(d)           3.98        144
      (.09)(a)     0.00      (.51)(c)       9.77          .52           2,003      1.27(d)           4.41         55
      0.00         0.00      (.58)(c)      10.22         8.20           6,081      1.00*(d)          4.38*       294

     $0.00       $(0.07)    $(.46)         $9.74         4.45%         $6,458      2.11%(d)(e)       4.13%        65%
      0.00         0.00      (.42)          9.77         3.89           6,781      2.23(d)(e)        4.11        110
      (.03)        0.00      (.37)          9.81         4.32           6,380      2.10(d)           3.82         15
      (.02)(a)     0.00      (.13)(c)       9.78          .28           6,281      2.10(d)           3.22        144
      (.09)(a)     0.00      (.44)(c)       9.88          .03           7,184      2.05(d)           3.12         55
      0.00         0.00      (.40)(c)      10.31         7.22           1,292      1.75*(d)          3.36*       294

     $0.00       $(0.07)    $(.46)         $9.73         4.45%         $5,012      2.11%(d)(e)       4.15%        65%
      0.00         0.00      (.42)          9.76         3.90           4,850      2.22(d)(e)        4.11        110
      (.03)        0.00      (.37)          9.80         4.33           5,180      2.10(d)           3.80         15
      (.02)(a)     0.00      (.13)(c)       9.77          .28           7,128      2.10(d)           3.26        144
      (.06)(a)     0.00      (.31)(c)       9.87        (1.56)          8,763      2.10*(d)          2.60*        55



     $0.00       $(0.01)    $(.58)         $7.41         6.49%       $354,782      1.02%             7.66%       330%
      0.00         0.00      (.58)          7.52         1.74         397,894      1.01              7.38        334
      0.00         0.00      (.65)          7.96        10.37         463,660      1.01              8.27        190
      0.00         0.00      (.65)          7.84        (1.93)        482,595      1.02              7.76        188
      0.00         0.00      (.68)          8.64        12.23         527,968      1.10              8.04        386
      0.00         0.00      (.72)          8.34        13.52         492,448      1.12              8.43        418
      0.00         0.00      (.83)          8.01         8.97         491,910      1.07             10.02        402
      0.00         0.00      (.83)          8.14         5.99         510,675      1.09             10.35        455
      0.00         0.00      (.88)          8.49        10.87         532,525      1.11             10.70        148
      0.00         0.00      (.93)          8.51         6.41         529,909      1.14             10.70        149

     $0.00       $(0.01)    $(.53)         $7.41         5.69%       $471,889      1.73%             6.95%       330%
      0.00         0.00      (.52)          7.52         1.01         628,628      1.72              6.67        334
      0.00         0.00      (.59)          7.96         9.52         774,097      1.72              7.57        190
      0.00         0.00      (.59)          7.84        (2.63)        756,282      1.72              7.04        188
      0.00         0.00      (.62)          8.64        11.45         552,471      1.81              7.25        386
      0.00         0.00      (.49)          8.34         6.95          32,227      1.80*             7.40*       418

     $0.00       $(0.01)    $(.53)         $7.41         5.69%       $115,607      1.72%             6.96%       330%
      0.00         0.00      (.52)          7.52         1.01         166,075      1.71              6.68        334
      0.00         0.00      (.59)          7.96         9.67         181,948      1.71              7.59        190
      0.00         0.00      (.59)          7.83        (2.75)        231,859      1.70              6.97        188
      0.00         0.00      (.10)          8.64         2.12          67,757      1.80*             6.00*       386



     $0.00        $0.00     $(.27)         $9.30         1.30%        $18,100      2.38%*(e)         5.38%*       67%
      0.00         (.03)     (.54)          9.45         5.11          16,248      2.22(e)           5.44        159
      0.00         (.03)     (.53)          9.52         5.91          27,887      2.14(e)           5.53        293
      0.00         (.04)     (.53)          9.51         1.03          43,173      1.34(e)           4.78        375
      0.00         0.00      (.58)          9.94         7.02          59,215      1.54(e)           5.66        499
      0.00         0.00      (.34)          9.84         1.84          24,186      1.44*(d)(e)       6.58*(d)    101

     $0.00        $0.00     $(.24)         $9.30          .94%        $40,862      3.12%*(e)         4.64%*       67%
      0.00         (.03)     (.47)          9.45         4.36          50,386      2.94(e)           4.73        159
      0.00         (.03)     (.47)          9.52         5.05          84,362      2.85(e)           4.83        293
      0.00         (.03)     (.46)          9.52          .42         136,458      2.08(e)           4.12        375
      0.00         0.00      (.51)          9.94         6.27         168,157      2.26(e)           4.98        499
      0.00         0.00      (.30)          9.84         1.50         149,188      2.13*(d)(e)       6.01*(d)    101

     $0.00        $0.00     $(.24)         $9.30          .94%        $35,558      3.10%*(e)         4.66%*       67%
      0.00         (.02)     (.47)          9.45         4.38          43,457      2.92(e)           4.75        159
      0.00         (.03)     (.47)          9.52         5.06          68,459      2.85(e)           4.84        293
      0.00         (.03)     (.46)          9.52          .42         141,838      2.04(e)           4.10        375
      0.00         0.00      (.28)          9.94         2.40         228,703      1.74*(e)          3.70*       499


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


9



                                  NET                            NET            NET
                                 ASSET                      REALIZED AND      INCREASE
                                 VALUE                       UNREALIZED     (DECREASE) IN   DIVIDENDS FROM  DISTRIBUTIONS
                             BEGINNING OF  NET INVESTMENT  GAIN (LOSS) ON  NET ASSET VALUE  NET INVESTMENT     FROM NET
  FISCAL YEAR OR PERIOD         PERIOD      INCOME (LOSS)   INVESTMENTS    FROM OPERATIONS      INCOME      REALIZED GAINS
  ---------------------      ------------  --------------  --------------  ---------------  --------------  --------------
MORTGAGE SECURITIES INCOME
  CLASS A
  Six Months Ended 6/30/97
    unaudited                    $8.51        $ .28(h)        $  .02            $ .30           $ (.29)          $0.00
  Year Ended 12/31/96             8.75          .54(h)          (.19)             .35             (.51)           0.00
  Year Ended 12/31/95             8.13          .57(h)           .64             1.21             (.57)           0.00
  Year Ended 12/31/94             9.29          .57            (1.13)            (.56)            (.58)           0.00
  Year Ended 12/31/93             9.08          .67              .23              .90             (.67)           0.00
  Year Ended 12/31/92             9.21          .77             (.09)             .68             (.81)           0.00
  Year Ended 12/31/91             8.79          .88              .41             1.29             (.87)           0.00
  Year Ended 12/31/90             8.76          .87              .03              .90             (.87)           0.00
  Year Ended 12/31/89             8.81          .97             (.05)             .92             (.97)           0.00
  Year Ended 12/31/88             9.03          .99             (.23)             .76             (.98)           0.00
  Year Ended 12/31/87             9.74         1.00             (.68)             .32            (1.00)           (.03)
  CLASS B
  Six Months Ended 6/30/97
    unaudited                    $8.51        $ .24(h)        $  .02            $ .26           $ (.25)          $0.00
  Year Ended 12/31/96             8.75          .48(h)          (.19)             .29             (.46)           0.00
  Year Ended 12/31/95             8.13          .51(h)           .64             1.15             (.51)           0.00
  Year Ended 12/31/94             9.29          .51            (1.14)            (.63)            (.51)           0.00
  Year Ended 12/31/93             9.08          .61              .22              .83             (.60)           0.00
  1/30/92++ to 12/31/92           9.16          .68             (.08)             .60             (.68)           0.00
  CLASS C
  Six Months Ended 6/30/97
    unaudited                    $8.51        $ .25(h)        $  .01            $ .26           $ (.25)          $0.00
  Year Ended 12/31/96             8.75          .48(h)          (.19)             .29             (.46)           0.00
  Year Ended 12/31/95             8.13          .51(h)           .64             1.15             (.51)           0.00
  Year Ended 12/31/94             9.29          .51            (1.14)            (.63)            (.51)           0.00
  5/3/93++ to 12/31/93            9.30          .40             0.00              .40             (.40)           0.00
  WORLD INCOME
  Six Months Ended 4/30/97
    unaudited                    $1.67        $ .04(h)        $ (.02)           $ .02           $ (.05)          $0.00
  Year Ended 10/31/96             1.66          .09(h)           .02              .11             (.10)           0.00
  Year Ended 10/31/95             1.88          .11(h)          (.23)            (.12)            0.00            0.00
  Year Ended 10/31/94             1.90          .18             (.12)             .06             (.05)           0.00
  Year Ended 10/31/93             1.91          .22             (.16)             .06             (.07)           0.00
  Year Ended 10/31/92             1.98          .19             (.17)             .02             (.09)           0.00
  12/3/90+ to 10/31/91            2.00          .14             (.03)             .11             (.13)           0.00
  SHORT-TERM MULTI-MARKET
  CLASS A
  Six Months Ended 4/30/97
    unaudited                    $7.73        $ .26(h)        $  .01            $ .27           $ (.31)          $0.00
  Year Ended 10/31/96             7.47          .60(h)           .35              .95             (.69)           0.00
  Year Ended 10/31/95             8.71          .46(h)          (.98)            (.52)            0.00            0.00
  Year Ended 10/31/94             9.25          .93             (.86)             .07             0.00            0.00
  Year Ended 10/31/93             9.25          .92             (.32)             .60             (.60)           0.00
  Year Ended 10/31/92             9.94          .91             (.86)             .05             (.72)           (.02)
  Year Ended 10/31/91             9.89          .97              .06             1.03             (.97)           (.01)
  Year Ended 10/31/90             9.69         1.09              .19             1.28            (1.08)           0.00
  5/5/89+ to 10/31/89             9.70          .53             (.01)             .52             (.53)           0.00
  CLASS B
  Six Months Ended 4/30/97
    unaudited                    $7.73        $ .23(h)        $  .01            $ .24           $ (.28)          $0.00
  Year Ended 10/31/96             7.47          .54(h)           .35              .89             (.63)           0.00
  Year Ended 10/31/95             8.71          .41(h)          (.99)            (.58)            0.00            0.00
  Year Ended 10/31/94             9.25          .94             (.93)             .01             0.00            0.00
  Year Ended 10/31/93             9.25          .87             (.34)             .53             (.53)           0.00
  Year Ended 10/31/92             9.94          .84             (.86)            (.02)            (.65)           (.02)
  Year Ended 10/31/91             9.89          .89              .07              .96             (.90)           (.01)
  2/5/90++ to 10/31/90            9.77          .74              .12              .86             (.74)           0.00

  CLASS C
  Six Months Ended 4/30/97
    unaudited                    $7.73        $ .24(h)        $ 0.00            $ .24           $ (.28)          $0.00
  Year Ended 10/31/96             7.47          .51(h)           .38              .89             (.63)           0.00
  Year Ended 10/31/95             8.71          .39(h)          (.97)            (.58)            0.00            0.00
  Year Ended 10/31/94             9.25          .58             (.57)             .01             0.00            0.00
  5/3/93++ to 10/31/93            9.18          .28              .05              .33             (.26)           0.00

MULTI-MARKET STRATEGY
  CLASS A
  Six Months Ended 4/30/97
    unaudited                    $7.23        $ .24(h)        $  .04            $ .28           $ (.33)          $0.00
  Year Ended 10/31/96             6.83          .59(h)           .48             1.07             (.67)           0.00
  Year Ended 10/31/95             8.04          .77(h)         (1.31)            (.54)            0.00            0.00
  Year Ended 10/31/94             8.94          .85            (1.08)            (.23)            (.09)           0.00
  Year Ended 10/31/93             8.85         1.02             (.26)             .76             (.67)           0.00
  Year Ended 10/31/92             9.91         1.00            (1.23)            (.23)            (.81)           (.02)
  5/29/91+ to 10/28/91           10.00          .42             (.09)             .33             (.42)           0.00

  CLASS B
  Six Months Ended 4/30/97
    unaudited                    $7.23        $ .22(h)        $  .03            $ .25           $ (.30)          $0.00
  Year Ended 10/31/96             6.83          .53(h)           .47             1.00             (.60)           0.00
  Year Ended 10/31/95             8.04          .44(h)         (1.05)            (.61)            0.00            0.00
  Year Ended 10/31/94             8.94          .88            (1.18)            (.30)            (.08)           0.00
  Year Ended 10/31/93             8.85          .92             (.22)             .70             (.61)           0.00
  Year Ended 10/31/92             9.91         1.04            (1.34)            (.30)            (.74)           (.02)
  5/29/91+ to 10/28/91           10.00          .39             (.09)             .30             (.39)           0.00

  CLASS C
  Six Months Ended 4/30/97
    unaudited                    $7.23        $ .21(h)        $  .04            $ .25           $ (.30)          $0.00
  Year Ended 10/31/96             6.83          .54(h)           .47             1.01             (.61)           0.00
  Year Ended 10/31/95             8.04          .44(h)         (1.04)            (.60)            0.00            0.00
  Year Ended 10/31/94             8.94          .46             (.75)            (.29)            (.09)           0.00
  5/3/93++ to 10/31/93            8.76          .32              .16              .48             (.30)           0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


10



DISTRIBUTIONS                                              TOTAL      NET ASSETS                 RATIO OF NET
  IN EXCESS                    TOTAL                    INVESTMENT    AT END OF        RATIO      INVESTMENT
   OF NET         RETURN     DIVIDENDS     NET ASSET      RETURN        PERIOD     OF EXPENSES   INCOME (LOSS)  PORTFOLIO
 INVESTMENT         OF          AND        VALUE END   BASED ON NET     (000'S      TO AVERAGE    TO AVERAGE    TURNOVER
   INCOME        CAPITAL   DISTRIBUTIONS   OF PERIOD  ASSET VALUE(B)   OMITTED)     NET ASSETS    NET ASSETS       RATE
------------  -----------  -------------  ----------  --------------  ----------  -------------  -------------  ---------


   $0.00          $0.00       $(.29)         $8.52         3.54%       $380,439      1.56%*(e)         6.55%*       66%
    0.00           (.08)       (.59)          8.51         4.23         412,899      1.68(e)           6.38        208
    0.00           (.02)       (.59)          8.75        15.34         502,390      1.66(e)           6.77        285
    0.00           (.02)       (.60)          8.13        (6.14)        553,889      1.29(e)           6.77        438
    (.02)          0.00        (.69)          9.29        10.14         848,069      1.00              7.20        622
    0.00           0.00        (.81)          9.08         7.73         789,898      1.18              8.56        555
    0.00           0.00        (.87)          9.21        15.44         544,171      1.16              9.92        439
    0.00           0.00        (.87)          8.79        11.01         495,353      1.12             10.09        393
    0.00           0.00        (.97)          8.76        10.98         556,077      1.13             11.03        328
    0.00           0.00        (.98)          8.81         8.64         619,572      1.11             10.80        239
    0.00           0.00       (1.03)          9.03         3.49         682,650      1.15             10.79        211

   $0.00          $0.00       $(.25)         $8.52         3.16%       $383,923      2.28%*(e)         5.83%*       66%
    0.00           (.07)       (.53)          8.51         3.46         477,196      2.37(e)           5.66        208
    0.00           (.02)       (.53)          8.75        14.48         737,593      2.37(e)           6.06        285
    0.00           (.02)       (.53)          8.13        (6.84)        921,418      2.00(e)           6.05        438
    (.02)          0.00        (.62)          9.29         9.38       1,454,303      1.70              6.47        622
    0.00           0.00        (.68)          9.08         7.81       1,153,957      1.67*             5.92*       555

   $0.00          $0.00       $(.25)         $8.52         3.16%        $31,079      2.26%*(e)         5.84%*       66%
    0.00           (.07)       (.53)          8.51         3.46          35,355      2.38(e)           5.67        208
    0.00           (.02)       (.53)          8.75        14.46          45,558      2.35(e)           6.07        285
    0.00           (.02)       (.53)          8.13        (6.84)         58,338      1.97(e)           6.06        438
    (.01)          0.00        (.41)          9.29         4.34          91,724      1.67*             5.92*       622

   $0.00          $0.00       $(.05)         $1.64         1.73%        $41,024      2.29%*(d)         4.43%       N/A
    0.00           0.00        (.10)          1.67         6.98          44,890      2.10(d)           5.37        N/A
    0.00           (.10)       (.10)          1.66        (6.35)         55,778      1.97(d)           6.46        N/A
    0.00           (.03)       (.08)          1.88         3.27         103,310      1.70(d)           3.96        N/A
    0.00           0.00        (.07)          1.90         3.51         149,623      1.54 (d)          5.14        N/A
    0.00           0.00        (.09)          1.91         1.26         318,716      1.59(d)           7.21        N/A
    0.00           0.00        (.13)          1.98         6.08       1,059,222      1.85*(d)          7.29*       N/A



   $0.00          $0.00       $(.31)         $7.69         3.51%       $402,165      1.28%*            6.82%*      143%
    0.00           0.00        (.69)          7.73        13.23         386,545      1.29              7.85        208
    0.00           (.72)       (.72)          7.47        (5.74)        320,333      1.23              7.39        230
    0.00           (.61)       (.61)          8.71          .84         593,677      1.13              7.28        109
    0.00           0.00        (.60)          9.25         6.67         953,571      1.16              8.26        182
    0.00           0.00        (.74)          9.25          .49       1,596,903      1.10              9.00        133
    0.00           0.00        (.98)          9.94        10.91       2,199,393      1.09              9.64        146
    0.00           0.00       (1.08)          9.89        13.86       1,346,035      1.18             10.81        152
    0.00           0.00        (.53)          9.69         5.57         210,294      1.14*            10.83*        10

   $0.00          $0.00       $(.28)         $7.69         3.13%       $185,161      1.99%*            6.05%*      143%
    0.00           0.00        (.63)          7.73        12.34         273,109      2.00              7.14        208
    0.00           (.66)       (.66)          7.47        (6.50)        523,530      1.95              6.69        230
    0.00           (.55)       (.55)          8.71          .12       1,003,633      1.85              6.58        109
    0.00           0.00        (.53)          9.25         5.91       1,742,703      1.87              7.57        182
    0.00           0.00        (.67)          9.25         (.24)      2,966,071      1.81              8.28        133
    0.00           0.00        (.91)          9.94        10.11       3,754,003      1.81              8.87        146
    0.00           0.00        (.74)          9.89         9.07       1,950,330      1.86*             9.90*       152

   $0.00          $0.00       $(.28)         $7.69         3.13%         $7,002      1.97%*            6.09%*      143%
    0.00           0.00        (.63)          7.73        12.35          10,031      1.98              7.15        208
    0.00           (.66)       (.66)          7.47        (6.49)          3,416      1.92              6.66        230
    0.00           (.55)       (.55)          8.71          .12           8,136      1.83              6.50        109
    0.00           0.00        (.26)          9.25         3.66           5,538      1.82*             7.19*       182



   $0.00          $0.00       $(.33)         $7.18         3.94%        $64,439      1.59%*            6.71%*      200%
    0.00           0.00        (.67)          7.23        16.37          68,776      1.64(f)           8.40        215
    0.00           (.67)       (.67)          6.83        (6.47)         76,837      1.60(f)           8.56        400
    0.00           (.58)       (.67)          8.04        (2.64)         52,385      1.41(f)           7.17        605
    0.00           0.00        (.67)          8.94         9.01          82,977      1.94(f)           9.17(g)     200
    0.00           0.00        (.83)          8.85        (2.80)        141,526      2.53(f)          10.58(g)     239
    0.00           0.00        (.42)          9.91         3.68         143,594      2.81*(f)         10.17*(g)    121

   $0.00          $0.00       $(.30)         $7.18         3.50%        $77,031      2.30%*            6.00%*      200%
    0.00           0.00        (.60)          7.23        15.35          88,427      2.35(f)           7.69        215
    0.00           (.60)       (.60)          6.83        (7.31)        116,551      2.29(f)           7.53        400
    0.00           (.52)       (.60)          8.04        (3.35)        233,896      2.11(f)           6.44        605
    0.00           0.00        (.61)          8.94         8.25         431,186      2.64(f)           8.46(g)     200
    0.00           0.00        (.76)          8.85        (3.51)        701,465      3.24(f)           9.83(g)     239
    0.00           0.00        (.39)          9.91         3.36         662,981      3.53*(f)          9.40*(g)    121

   $0.00          $0.00       $(.30)         $7.18         3.51%         $1,292      2.29%*            5.97%*      200%
    0.00           0.00        (.61)          7.23        15.36           1,076      2.34(f)           7.62        215
    0.00           (.61)       (.61)          6.83        (7.29)            786      2.29(f)           7.55        400
    0.00           (.52)       (.61)          8.04        (3.34)          1,252      2.08(f)           6.10        605
    0.00           0.00        (.30)          8.94         5.54             718      2.44*(f)          7.17*(g)    200


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


11



                                  NET                            NET            NET
                                 ASSET                      REALIZED AND      INCREASE
                                 VALUE                       UNREALIZED     (DECREASE) IN   DIVIDENDS FROM  DISTRIBUTIONS
                             BEGINNING OF  NET INVESTMENT  GAIN (LOSS) ON  NET ASSET VALUE  NET INVESTMENT     FROM NET
  FISCAL YEAR OR PERIOD         PERIOD      INCOME (LOSS)   INVESTMENTS    FROM OPERATIONS      INCOME      REALIZED GAINS
  ---------------------      ------------  --------------  --------------  ---------------  --------------  --------------
NORTH AMERICAN GOVERNMENT
INCOME
  CLASS A
  Six Months Ended 5/31/97
    unaudited                   $ 8.01        $ .55(h)        $ (.09)          $  .46           $ (.49)         $ 0.00
  Year Ended 11/30/96             6.75         1.09(h)          1.14             2.23             (.75)           0.00
  Year Ended 11/30/95             8.13         1.18(h)         (1.59)            (.41)            0.00            0.00
  Year Ended 11/30/94            10.35         1.02            (2.12)           (1.10)            (.91)           0.00
  Year Ended 11/30/93             9.70         1.09              .66             1.75            (1.09)           (.01)
  3/27/92+ to 11/30/92           10.00          .69             (.31)             .38             (.68)           0.00

  CLASS B
  Six Months Ended 5/31/97
    unaudited                   $ 8.01        $ .53(h)        $ (.11)          $  .42           $ (.45)         $ 0.00
  Year Ended 11/30/96             6.75         1.04(h)          1.12             2.16             (.69)           0.00
  Year Ended 11/30/95             8.13         1.13(h)         (1.61)            (.48)            0.00            0.00
  Year Ended 11/30/94            10.35          .96            (2.13)           (1.17)            (.84)           0.00
  Year Ended 11/30/93             9.70         1.01              .67             1.68            (1.02)           (.01)
  3/27/92+ to 11/30/92           10.00          .64             (.31)             .33             (.63)           0.00

  CLASS C
  Six Months Ended 5/31/97
    unaudited                   $ 8.01        $ .53(h)        $ (.11)          $  .42           $ (.45)         $ 0.00
  Year Ended 11/30/96             6.75         1.05(h)          1.11             2.76             (.69)           0.00
  Year Ended 11/30/95             8.13         1.13(h)         (1.61)            (.48)            0.00            0.00
  Year Ended 11/30/94            10.34          .96            (2.12)           (1.16)            (.84)           0.00
  5/3/93++ to 11/30/93           10.04          .58              .30              .88             (.58)           0.00

GLOBAL DOLLAR GOVERNMENT
  CLASS A
  Year Ended 8/31/97            $10.01        $ .88(h)        $ 1.85           $ 2.73           $ (.95)         $(1.15)
  Year Ended 8/31/96              8.02          .84             2.10             2.94             (.95)           0.00
  Year Ended 8/31/95              9.14          .86            (1.10)            (.24)            (.88)           0.00
  2/25/94+ to 8/31/94            10.00          .45             (.86)            (.41)            (.45)           0.00

  CLASS B
  Year Ended 8/31/97            $10.01        $ .81(h)        $ 1.84           $ 2.65           $ (.87)         $(1.15)
  Year Ended 8/31/96              8.02          .78             2.08             2.86             (.87)           0.00
  Year Ended 8/31/95              9.14          .80            (1.11)            (.31)            (.81)           0.00
  2/25/94+ to 8/31/94            10.00          .42             (.86)            (.44)            (.42)           0.00

  CLASS C
  Year Ended 8/31/97            $10.01        $ .82(h)        $ 1.84           $ 2.66           $ (.88)         $(1.15)
  Year Ended 8/31/96              8.02          .77             2.10             2.87             (.88)           0.00
  Year Ended 8/31/95              9.14          .79            (1.10)            (.31)            (.81)           0.00
  2/25/94+ to 8/31/94            10.00          .42             (.86)            (.44)            (.42)           0.00

GLOBAL STRATEGIC INCOME
  CLASS A
  Six Months Ended 4/30/97
    unaudited                   $10.83        $ .35           $ .50            $  .85           $ (.51)         $ (.10)
  1/9/96+ to 10/31/96            10.00          .69              .95             1.64             (.81)           0.00

  CLASS B
  Six Months Ended 4/30/97
    unaudited                   $10.83        $ .30            $ .52           $  .82           $ (.48)         $ (.10)
  3/25/96++ to 10/31/96           9.97          .41             1.01             1.42             (.56)           0.00

  CLASS C
  Six Months Ended 4/30/97
    unaudited                   $10.83        $ .32            $ .50           $  .82           $ (.48)         $ (.10)
  3/25/96++ to 10/31/96           9.97          .39             1.03             1.42             (.56)           0.00

CORPORATE BOND
  CLASS A
  Year Ended 6/30/97            $13.29        $1.15(h)         $ .97           $ 2.12           $(1.22)         $ 0.00
  Year Ended 6/30/96             12.92         1.26              .27             1.53            (1.16)           0.00
  Year Ended 6/30/95             12.51         1.19              .36             1.55            (1.14)           0.00
  Year Ended 6/30/94             14.15         1.11            (1.36)            (.25)           (1.11)           (.25)
  Year Ended 6/30/93             12.01         1.25             2.13             3.38            (1.24)           0.00
  Year Ended 6/30/92             11.21         1.06              .82             1.88            (1.08)           0.00
  Year Ended 6/30/91             11.39         1.11             (.06)            1.05            (1.23)           0.00
  Year Ended 6/30/90             12.15         1.24             (.86)             .38            (1.14)           0.00
  Year Ended 6/30/89             11.82         1.12              .32             1.44            (1.11)           0.00
  Year Ended 6/30/88             12.24         1.10             (.38)             .72            (1.14)           0.00
  Nine Months Ended 6/30/87      12.25          .86             (.06)             .80             (.81)           0.00
  Year Ended 9/30/86             11.52         1.20              .73             1.93            (1.20)           0.00

  CLASS B
  Year Ended 6/30/97            $13.29        $1.05(h)         $ .98           $ 2.03           $(1.13)         $ 0.00
  Year Ended 6/30/96             12.92         1.15              .29             1.44            (1.07)           0.00
  Year Ended 6/30/95             12.50         1.11              .36             1.47            (1.05)           0.00
  Year Ended 6/30/94             14.15         1.02            (1.37)            (.35)           (1.04)           (.25)
  1/8/93++ to 6/30/93            12.47          .49             1.69             2.18             (.50)           0.00

  CLASS C
  Year Ended 6/30/97            $13.29        $1.04(h)         $ .99           $ 2.03           $(1.13)         $ 0.00
  Year Ended 6/30/96             12.93         1.14              .29             1.43            (1.07)           0.00
  Year Ended 6/30/95             12.50         1.10              .38             1.48            (1.05)           0.00
  Year Ended 6/30/94             14.15         1.02            (1.37)            (.35)           (1.05)           (.25)
  5/3/93++ to 6/30/93            13.63          .16              .53              .69             (.17)           0.00

HIGH YIELD
  CLASS A
  4/22/97+ to 8/31/97           $10.00        $ .37(h)         $1.15           $ 1.52           $ (.35)         $ 0.00

  CLASS B
  4/22/97+ to 8/31/97           $10.00        $ .31(h)         $1.19           $ 1.50           $ (.33)         $ 0.00

  CLASS C
  4/22/97+ to 8/31/97           $10.00        $ .32(h)         $1.18           $ 1.50           $ (.33)         $ 0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


12



DISTRIBUTIONS                                              TOTAL       NET ASSETS                 RATIO OF NET
  IN EXCESS                    TOTAL                    INVESTMENT     AT END OF        RATIO      INVESTMENT
   OF NET         RETURN     DIVIDENDS     NET ASSET      RETURN         PERIOD     OF EXPENSES   INCOME (LOSS)  PORTFOLIO
 INVESTMENT         OF          AND        VALUE END   BASED ON NET      (000'S      TO AVERAGE    TO AVERAGE    TURNOVER
   INCOME        CAPITAL   DISTRIBUTIONS   OF PERIOD  ASSET VALUE(B)    OMITTED)     NET ASSETS    NET ASSETS       RATE
------------  -----------  -------------  ----------  --------------  -----------  -------------  -------------  ---------


   $0.00          $0.00      $ (.49)        $ 7.98         5.91%      $  430,758      2.23%*(f)       14.06%*       142%
    0.00           (.22)       (.97)          8.01        35.22          385,784      2.34(f)         14.82         166
    0.00           (.97)       (.97)          6.75        (3.59)         252,608      2.62(f)         18.09         180
    0.00           (.21)      (1.12)          8.13       (11.32)         303,538      1.70(f)         11.22         131
    0.00           0.00       (1.10)         10.35        18.99          268,233      1.61(f)         10.77         254
    0.00           0.00        (.68)          9.70         3.49           61,702      2.45*(d)(f)     10.93*         86

   $0.00          $0.00      $ (.45)        $ 7.98         5.44%      $1,342,657      2.94%*(f)       13.36%*       142%
    0.00           (.21)       (.90)          8.01        33.96        1,329,719      3.05(f)         14.20         166
    0.00           (.90)       (.90)          6.75        (4.63)       1,123,074      3.33(f)         17.31         180
    0.00           (.21)      (1.05)          8.13       (11.89)       1,639,602      2.41(f)         10.53         131
    0.00           0.00       (1.03)         10.35        18.15        1,313,591      2.31(f)         10.01         254
    0.00           0.00        (.63)          9.70         3.30          216,317      3.13*(d)(f)     10.16*         86

   $0.00          $0.00      $ (.45)        $ 7.98         5.44%      $  261,454      2.93%*(f)       13.37%*       142%
   $0.00           (.21)       (.90)          8.01        33.96          250,676      3.04(f)         14.22         166
    0.00           (.90)       (.90)          6.75        (4.63)         219,009      3.33(f)         17.32         180
    0.00           (.21)      (1.05)          8.13       (11.89)         369,714      2.39(f)         10.46         131
    0.00           0.00        (.58)         10.34         9.00          310,230      2.21*(f)         9.74*        254



   $0.00          $0.00      $(2.10)        $10.64        30.04%      $   37,416      1.55%            8.49%        314%
    0.00           0.00        (.95)         10.01        38.47           23,253      1.65             9.23         315
    0.00           0.00        (.88)          8.02        (1.48)          12,020      1.93            11.25         301
    0.00           0.00        (.45)          9.14        (3.77)          10,995       .75*(d)         9.82*        100

   $0.00          $0.00      $(2.02)        $10.64        29.14%      $   93,377      2.26%            7.81%        314%
    0.00           0.00        (.87)         10.01        37.36           84,295      2.37             8.57         315
    0.00           0.00        (.81)          8.02        (2.40)          62,406      2.64            10.52         301
    0.00           0.00        (.42)          9.14        (4.17)          47,030      1.45*(d)         9.11*        100

   $0.00          $0.00      $(2.03)        $10.64        29.17%      $   25,130      2.25%            7.82%        314%
    0.00           0.00        (.88)         10.01        37.40           14,511      2.35             8.52         315
    0.00           0.00        (.81)          8.02        (2.36)           9,330      2.63            10.46         301
    0.00           0.00        (.42)          9.14        (4.16)          10,404      1.45*(d)         9.05*        100



   $0.00          $0.00      $ (.61)        $11.07         7.71%      $    5,649      1.90%*(d)        6.57%*       730%
    0.00           0.00        (.81)         10.83        17.31            2,295      1.90*(d)         8.36*        282

   $0.00          $0.00      $ (.58)        $11.07         7.63       $   10,212      2.60             5.79         730
    0.00           0.00        (.56)         10.83        14.47              800      2.60*(d)         7.26*        282

   $0.00          $0.00      $ (.58)        $11.07         7.64       $    2,470      2.60             5.86         730
    0.00           0.00        (.56)         10.83        14.47              750      2.60*(d)         7.03*        282



   $0.00          $0.00      $(1.22)        $14.19        16.59%      $  370,845      1.12%            8.34%        307%
    0.00           0.00       (1.16)         13.29        12.14          277,369      1.20             9.46         389
    0.00           0.00       (1.14)         12.92        13.26          230,750      1.24             9.70         387
    (.03)          0.00       (1.39)         12.51        (2.58)         219,182      1.30             7.76         372
    0.00           0.00       (1.24)         14.15        29.62          216,171      1.39             9.29         579
    0.00           0.00       (1.08)         12.01        17.43           60,356      1.48             8.98         610
    0.00           0.00       (1.23)         11.21         9.71           62,268      1.44             9.84         357
    0.00           0.00       (1.14)         11.39         3.27           68,049      1.51            10.70         480
    0.00           0.00       (1.11)         12.15        12.99           52,381      1.84             9.53         104
    0.00           0.00       (1.14)         11.82         6.24           37,587      1.81             9.24          98
    0.00           0.00        (.81)         12.24         7.32           41,072      1.27             9.17          95
    0.00           0.00       (1.20)         12.25        17.19           45,178      1.08             9.80         240

   $0.00          $0.00      $(1.13)        $14.19        15.80%      $  480,326      1.82%            7.62%        307%
    0.00           0.00       (1.07)         13.29        11.38          338,152      1.90             8.75         389
    0.00           0.00       (1.05)         12.92        12.54          241,393      1.99             9.07         387
    (.01)          0.00       (1.30)         12.50        (3.27)         184,129      2.00             7.03         372
    0.00           0.00        (.50)         14.15        17.75           55,508      2.10*            7.18*        579

   $0.00          $0.00      $(1.13)        $14.19        15.80%      $  174,762      1.82%            7.61%        307%
    0.00           0.00       (1.07)         13.29        11.30           83,095      1.90             8.74         389
    0.00           0.00       (1.05)         12.93        12.62           51,028      1.84             8.95         387
    0.00           0.00       (1.30)         12.50        (3.27)          50,860      1.99             6.98         372
    0.00           0.00        (.17)         14.15         5.08            5,115      2.05*            5.51*        579



   $0.00          $0.00      $ (.35)        $11.17        15.33%      $    5,889      1.70%*(d)        8.04%*        73%

   $0.00          $0.00      $ (.33)        $11.17        15.07%      $   43,297      2.40*(d)         7.19*         73%

   $0.00          $0.00      $ (.33)        $11.17        15.07%      $    7,575      2.40*(d)         7.24*         73%


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.



13




#   PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
("EQUITABLE") SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE "TRUST"), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER TO THE TRUST.


+   COMMENCEMENT OF OPERATIONS.

++  COMMENCEMENT OF DISTRIBUTION.

*   ANNUALIZED.

**  REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(A) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(B) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.


(C) "TOTAL DIVIDENDS AND DISTRIBUTIONS" INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME, FOR THE YEAR ENDED APRIL 30, 1994, WITH RESPECT TO CLASS A SHARES OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).

(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995, 3.04% FOR THE YEAR ENDED AUGUST 31, 1996 AND 2.42% FOR THE YEAR ENDED AUGUST 31, 1997; WITH RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995, 3.74% FOR THE YEAR ENDED AUGUST 31, 1996 AND 3.10% FOR THE YEAR ENDED AUGUST 31, 1997; WITH RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994 (ANNUALIZED), 4.23% FOR THE YEAR ENDED AUGUST 31, 1995, 3.72% FOR THE YEAR ENDED AUGUST 31, 1996 AND 3.10% FOR THE YEAR ENDED AUGUST 31, 1997. IF LIMITED MATURITY GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR LIMITED MATURITY GOVERNMENT WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF WORLD INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.87% FOR 1992, 1.92% FOR 1993, 2.08% FOR 1994, 2.35% FOR 1995, 2.48% FOR
1996 AND 2.67% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1997. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED). IF GLOBAL STRATEGIC INCOME HAD BORNE ALL EXPENSES FOR THE PERIOD JANUARY 9, 1996 TO OCTOBER 31, 1996, THE EXPENSE RATIO WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 19.20% (ANNUALIZED) AND 5.07% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1997; WITH RESPECT TO CLASS B SHARES, FOR THE PERIOD MARCH 25, 1996 TO OCTOBER 31, 1996, 19.57% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 19.49% (ANNUALIZED). IF HIGH YIELD HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 3.11% (ANNUALIZED); WITH RESPECT
TO CLASS B SHARES, 3.85% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 3.84% (ANNUALIZED).

(E) IF SHORT-TERM U.S. GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES 1.40% FOR 1996 AND 1997; WITH RESPECT TO CLASS B SHARES, 2.10% FOR 1996 AND 1997; AND WITH RESPECT TO CLASS C SHARES 2.10% FOR 1996 AND 1997. IF LIMITED MATURITY GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994, 1.41% FOR 1995, 1.58%
FOR 1996, AND 1.62% (ANNUALIZED) FOR THE SIX MONTHS ENDED MAY 31, 1997; WITH RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, 2.11% FOR 1995, 2.30% FOR 1996 AND 2.36% (ANNUALIZED) FOR THE SIX MONTHS ENDED MAY 31, 1997; WITH RESPECT TO CLASS C SHARES, 1.58% (ANNUALIZED), FOR 1993, 1.89% FOR 1994, 2.10% FOR 1995, 2.29% FOR 1996 AND 2.34% (ANNUALIZED)
FOR THE SIX MONTHS ENDED MAY 31, 1997. IF MORTGAGE SECURITIES INCOME FUND HAD NOT BORNE INTEREST EXPENSE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES .97% FOR 1994, 1.03% FOR 1995, 1.03% FOR 1996 AND 1.07% (ANNUALIZED) FOR THE PERIOD ENDED JUNE 30, 1997; WITH RESPECT TO CLASS B SHARES, 1.68% FOR 1994, 1.74% FOR 1995, 1.74% FOR 1996 AND 1.77% (ANNUALIZED) FOR THE PERIOD ENDED JUNE 30, 1997; WITH RESPECT TO CLASS C SHARES 1.69% FOR 1994, 1.73% FOR 1995, 1.73% FOR 1996, AND 1.76% (ANNUALIZED)
FOR THE SIX MONTHS ENDED JUNE 30, 1997.

(F) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993, 1.30% FOR 1994, 1.55% FOR 1995, AND 1.60% FOR 1996; WITH
RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993, 2.01% FOR 1994, 2.22% FOR 1995, AND 2.31% FOR 1996; WITH RESPECT TO
CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993, 1.99% FOR 1994, 2.24% FOR 1995,
AND 2.30% FOR 1996. IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.37% FOR 1994, 1.51% FOR 1995, 1.41% FOR 1996 AND 1.41%
(ANNUALIZED) FOR THE PERIOD ENDED MAY 31, 1997; WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993, 2.07% FOR 1994, 2.22% FOR 1995,
2.12% FOR 1996 AND 2.12% (ANNUALIZED) FOR THE PERIOD ENDED MAY 31, 1997; AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993, 2.06% FOR 1994, 2.21% FOR 1995, 2.12% FOR 1996, AND 2.12% (ANNUALIZED) FOR THE PERIOD ENDED MAY 31, 1997.


(G) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.

(H) BASED ON AVERAGE SHARES OUTSTANDING.


14



                                   GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under "Description of the Funds-Additional Investment Practices" and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

   ARMS, which are adjustable-rate mortgage securities;
   SMRS, which are stripped mortgage-related securities;
   CMOS, which are collateralized mortgage obligations;
   GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association;
   FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association; and
   FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation.

INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.


NRSRO is a nationally recognized securities rating organization.


MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch Investors Service, L.P.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps. HIGHER QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch or Duff 2 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.


EXCHANGE is the New York Stock Exchange, Inc.



15



                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.


INVESTMENT OBJECTIVES AND POLICIES

U.S. GOVERNMENT FUNDS
The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
Alliance Short-Term U.S. Government Fund ("Short-Term U.S. Government") seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. In periods of rising interest rates the Fund may, to the extent it invests in mortgage-related securities, be subject to the risk that its average dollar-weighted portfolio maturity may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices-Mortgage-Related Securities." The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales "against the box," (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."

U.S. GOVERNMENT PORTFOLIO
U.S. Government Portfolio ("U.S. Government") seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see "Additional Investment Practices." The Fund's investment objective is not fundamental.


Counsel to the Fund has advised the Fund that, in their view, shares of the Fund are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United States, (ii) savings and loan associations chartered under the laws of Arkansas, California, Colorado, Connecticut*, Delaware, Florida, Hawaii*, Illinois, Indiana, Kansas, Louisiana, Maine, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, South Dakota*, Texas, Utah and Virginia, (iii) credit unions chartered under the laws of California, Florida*, Georgia, Illinois, Kentucky, Maine, Maryland*, Nevada*, New Hampshire, Ohio*, Oregon*, Pennsylvania*, South Carolina, Utah, Washington and West Virginia, and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, California, Colorado, Connecticut*, Delaware, Florida, Georgia, Hawaii*, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Minnesota, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina*, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia and Wyoming. Institutions in the asterisked(*) states should obtain prior state regulatory approval before investing in shares of the Fund. In addition, the Fund believes that it is currently a legal investment for savings and loan associations, credit unions and commercial banks chartered under the laws of certain other states.


ALLIANCE LIMITED MATURITY GOVERNMENT FUND
Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity Government") seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally has at least 65% of the value of its total assets invested in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities. For a description of these securities, see "Additional Investment Practices."


16



In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.


The Fund may invest up to 35% of its total assets in (i) high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities, (ii) Treasury securities issued by private corporate issuers, (iii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of domestic and foreign banks having total assets of more than $1 billion, (iv) higher quality commercial paper or, if not rated, issued by companies that have high quality debt issues outstanding and
(v) high quality debt securities of corporate issuers.


The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these investment practices, see "Additional Investment Practices."

The Fund may invest up to 15% of the value of its total assets in debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign debt securities are of high quality. The percentage of the Fund's assets invested in foreign debt securities will vary and its portfolio of foreign debt securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See "Risk Considerations-Foreign Investment."


MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND
Alliance Mortgage Securities Income Fund, Inc. ("Mortgage Securities Income") is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see "Additional Investment Practices."


MULTI-MARKET FUNDS

The Multi-Market Funds are non-diversified investment companies that have been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.


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ALLIANCE WORLD INCOME TRUST

ALLIANCE SHORT-TERM MULTI-MARKET TRUST

ALLIANCE MULTI-MARKET STRATEGY TRUST

Alliance World Income Trust, Inc. ("World Income"), Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term Multi-Market") and Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy") each seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than, with respect to WORLD INCOME, one year, with respect to SHORT-TERM MULTI-MARKET, three years, and with respect to MULTI-MARKET STRATEGY, five years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Multi-Market Funds seek investment opportunities in foreign, as well as domestic, securities markets. WORLD INCOME, which is not a money market fund, will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. SHORT-TERM MULTI-MARKET will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies, but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. MULTI-MARKET STRATEGY normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.

In pursuing their investment objectives, the Multi-Market Funds seek to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of these Funds' portfolios consists of money market instruments. Alliance actively manages the Multi-Market Funds' portfolios in accordance with a multi-market investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Multi-Market Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio. None of the Multi-Market Funds invests more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Additional Investment Practices-Forward Foreign Currency Exchange Contracts"), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to a Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

Each Multi-Market Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.

An issuer of debt securities purchased by a Multi-Market Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-U.S. Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix B and each Multi-Market Fund's Statement of Additional Information.

Each Multi-Market Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union, a fifteen-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

Each Multi-Market Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian


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Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Each Multi-Market Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality, and WORLD INCOME will invest 65% (and normally substantially all) of its total assets in high quality income-producing debt securities. Accordingly, the Multi-Market Funds' portfolio securities will consist of (i) U.S. Government securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a triple-A rating, with respect to WORLD INCOME, or a high quality rating, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $1 billion, with respect to WORLD INCOME, or $500 million, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, and determined by Alliance to be of high quality, and (v) prime commercial paper or unrated commercial paper determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding: in the case of WORLD INCOME, triple-A debt securities; in the case of MULTI-MARKET STRATEGY, high quality debt securities; and in the case of SHORT-TERM MULTI-MARKET, high grade debt securities.

As a matter of fundamental policy, each Multi-Market Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in "Additional Investment Practices-Repurchase Agreements." See "Risk Considerations-Investment in the Banking Industry."

Each Multi-Market Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies,
(iv) purchase or sell forward foreign currency exchange contracts, (v) with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and (viii) enter into repurchase agreements. A Multi-Market Fund will not invest in illiquid securities if, as a result, more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." MULTI-MARKET STRATEGY maintains borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."


GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
Alliance North American Government Income Trust, Inc. ("North American Government Income") seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Fund expects that it will not retain a debt security which is down graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current state of the Mexican economy.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the


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balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.

Canadian Government securities include the sovereign debt of Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).

Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.


The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bono de Inversion y Crecimiento ("BIC"), which are investment and growth bonds issued directly by the Argentine Government with maturities of up to ten years, (ii) Bono de Consolidacion Economica ("BOCON"), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years and (iii) Bono de Credito a la Exportacion ("BOCREX"), which are export credit bonds issued directly by the Argentine government with maturities of up to four years. Although not all Argentine Government securities are rated investment grade quality by S&P, Moody's, Duff & Phelps or Fitch, Alliance believes that there are unrated Argentine Government securities that are of investment grade quality.


The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if, as a result, 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." The Fund also maintains borrowings of approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."


ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

Alliance Global Dollar Government Fund, Inc. ("Global Dollar Government") seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as "Brady Bonds" that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ("collateralized Brady Bonds"). See "Additional Investment Practices-Brady Bonds" and "Risk Considerations-Sovereign Debt Obligations." The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See "Risk Considerations-U.S. Corporate Fixed-Income Securities." The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

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Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A. The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1997, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 5% in A and above, 67% in Ba or BB, 9% in B, 2% in CCC and 5% in non-rated. See "Risk Considerations-Securities Ratings," "-Investment in Fixed-Income Securities Rated Baa and BBB," "-Investment in Lower-Rated Fixed-Income Securities" and Appendix A.


With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Additional Investment Practices-Brady Bonds."

The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.

A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."


ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust, Inc. ("Global Strategic Income") is a non-diversified investment company that seeks primarily a high level of current income and secondarily capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund may also use derivative instruments to attempt to enhance income. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.


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Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the fixed-income securities of issuers located in three countries, one of which may be the United States. No more than 25% of the value of its total assets, however, will be invested in the securities of any one foreign government. U.S. Government securities in which the Fund may invest include mortgage-related securities and zero coupon securities. Fixed-income securities in which the Fund may invest include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities. The Fund may also invest in rights and warrants (for debt securities or for equity securities that are acquired in connection with debt instruments), and loan participations and assignments.

The Fund will maintain at least 65% of the value of its total assets in investment grade securities and may maintain not more than 35% of the value of its total assets in lower-rated securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets. There is no minimum rating requirement applicable to the Fund's investments in lower-rated fixed-income securities.

The Fund may also: (i) invest in foreign currencies, (ii) purchase and write put and call options on securities and foreign currencies, (iii) purchase or sell forward foreign exchange contracts, (iv) invest in variable, floating and inverse floating rate instruments, (v) invest in indexed commercial paper, (vi) invest in structured securities, (vii) lend portfolio securities amounting to not more than 25% of its total assets, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) purchase and sell securities on a forward commitment basis, (xi) enter into standby commitments, (xii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts, (xiii) invest in Eurodollar instruments, (xiv) enter into interest rate swaps, caps and floors, and (xv) make short sales of securities or maintain a short position. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices" and "Risk Consideration." The Fund may borrow in order to purchase securities or make other investments, although it currently intends to limit its ability to borrow to an amount not to exceed 25% of its total assets. See "Risk Considerations-Effects of Borrowing."



CORPORATE BOND FUNDS


CORPORATE BOND PORTFOLIO
Corporate Bond Portfolio ("Corporate Bond") is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.

The Fund follows an investment strategy which in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. In this regard, the Fund's investment portfolio normally tends to have a relatively long average maturity and duration, and to place significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. Consequently, in recent years the Fund frequently has experienced greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy. See "Risk Considerations."


There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See "Risk Considerations-Securities Ratings," "-Investment in Fixed-Income Securities Rated Baa and BBB," "-Investment in Lower-Rated Fixed-Income Securities" and Appendix A. During the fiscal year ended June 30, 1997, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 29% in A and above, 41% in Baa or BBB, 14% in Ba or BB, and 12% in B. The Fund did not invest in securities rated below B by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.



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The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within the foregoing limitations, the Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."



ALLIANCE HIGH YIELD FUND

ALLIANCE HIGH YIELD FUND, INC. ("High Yield") is a diversified management investment company that seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund will pursue this objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities. The below investment grade debt securities in which the Fund may invest are known as "junk bonds."

The Fund attempts to achieve its objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher fixed-income securities. The Fund will be managed to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will use various strategies in attempting to achieve its objective.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield fixed-income securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB or lower by S&P) or unrated but deemed by Alliance to be equivalent to such lower-rated securities. The Fund will not, however, invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B-or their equivalents by two or more NRSROs or if unrated are of equivalent quality as determined by Alliance, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated is of equivalent quality as determined by Alliance.

As of August 31, 1997, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 12% in A and above, 3% in Ba or BB, 53% in B 2% in CCC and 13% in unrated securities. The Fund did not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

Certain of the Fund's investments will be in fixed-income securities which are providing high current yields because of risks other than credit. For example, the Fund may invest in securities which have prepayment risks, and non-U.S. dollar denominated foreign securities, which have currency risks.

See Appendix A, "Bond Ratings," for a description of each rating category. In the event that any securities held by the Fund fall below those ratings, the Fund will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is considered appropriate under the circumstances.

A portion of the Fund's assets are also expected to be invested in foreign securities, and the Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. See "Risk Considerations-Foreign Investment" and "-Currency Considerations."

In addition, and although not to be emphasized, in furtherance of its investment objective, the Fund may (i) invest in mortgage-backed and asset-backed securities, (ii) enter into repurchase agreements, (iii) invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates,
(iv) enter into forward commitments for the purchase or sale of securities and purchase and sell securities on a when-issued or delayed delivery basis, (v) write covered put and call options on fixed-income securities, securities indices and foreign currencies and purchase put or call options on fixed-income securities, securities indices and foreign curencies, (vi) purchase and sell futures contracts and related options on debt securities and on indices of debt securities, (vii) enter into contracts for the purchase or sale of a specific currency for hedging purposes only, and (viii) lend portfolio securities. For additional information on the uses, risks and costs of these practices, see "Additional Investment Practices."


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In addition to the foregoing, the Fund may from time to time make investments in (i) U.S. Government securities, (ii) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks, (iii) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to such companies, (iv) corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 Moody's, and
(v) floating rate or master demand notes.



ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. The MULTI-MARKET FUNDS, HIGH YIELD and GLOBAL STRATEGIC INCOME in particular generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.


Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-options, futures, forwards and swaps-from which virtually any type of derivative transaction can be created.

  OPTIONS-An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

  FUTURES-A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

  FORWARDS-A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.


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  SWAPS-A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under "Mortgage-Related Securities" and "Other Asset-Backed Securities."

Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

  MARKET RISK-This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

  MANAGEMENT RISK-Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.


  CREDIT RISK-This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.


  LIQUIDITY RISK-Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

  LEVERAGE RISK-Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

  OTHER RISKS-Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


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A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.


SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities" below. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.


OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

RIGHTS AND WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. GLOBAL STRATEGIC INCOME may invest up to 20% of its total assets in rights and warrants.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, will be used only for hedging purposes.

LIMITED MATURITY GOVERNMENT, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by


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the Fund would exceed 50% of its total assets. MORTGAGE SECURITIES INCOME will not write or purchase options on futures contracts. Nor will LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL STRATEGIC INCOME enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME and GLOBAL STRATEGIC INCOME will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.


HIGH YIELD will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the Commodities Futures Trading Commission regulations) or (ii) if for other purposes, the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Fund's liquidation value.


EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward contracts on foreign currencies ("forward contracts") attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by LIMITED MATURITY GOVERNMENT, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT or GLOBAL STRATEGIC INCOME if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of GLOBAL STRATEGIC INCOME and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.


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INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME may enter into interest rate swaps involving payments to the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one NRSRO. Each of SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high quality debt securities outstanding.


The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% or 25% with respect to GLOBAL STRATEGIC INCOME, of their respective assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the


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U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

  (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

  (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

  (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see "Mortgage-Related Securities" below.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See "Mortgage-Related Securities" below and "Zero Coupon and Principal-Only Securities" below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.


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Collateralized mortgage obligations (CMOs) are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float," at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.


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As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has


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actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes-Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund that is permitted to invest in such securities.

GLOBAL STRATEGIC INCOME and CORPORATE BOND may also invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest without limit, in these types of structured securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.


The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND and HIGH YIELD, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.


GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments.


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The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see "Risk Considerations-Investment in Lower-Rated Fixed-Income Securities."

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales.

GLOBAL STRATEGIC INCOME may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

In order to defer realization of gain or loss for U.S. federal income tax purposes, GLOBAL STRATEGIC INCOME may also make short sales "against the box." The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain.


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Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York), although LIMITED MATURITY GOVERNMENT, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, LIMITED MATURITY GOVERNMENT does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). GLOBAL STRATEGIC INCOME may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL STRATEGIC INCOME will not exceed 25% of its total assets. See "Risk Considerations-Effects of Borrowing."


LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 50%, with respect to HIGH YIELD, 25%, with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, and 20%, with



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respect to each of LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.


DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.


PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

LIMITED MATURITY GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


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MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities,
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

WORLD INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

SHORT-TERM MULTI-MARKET may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, and (c) enter into reverse repurchase agreements and dollar rolls, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.



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GLOBAL STRATEGIC INCOME may not (i) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, and (c) enter into reverse repurchase agreements and dollar rolls, or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.


HIGH YIELD may not (i) invest in any one industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets and
(ii) will not make an investment unless, when considering all its other investments, 75% of the value of its assets would consist of cash, cash items, U.S. Government Securities, securities of other investment companies and other securities.



RISK CONSIDERATIONS

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.


U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT and HIGH YIELD invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.


FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected, and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.


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The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in that country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

WORLD INCOME may invest a portion of its net assets in securities denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

Alliance believes that, except for currency fluctuations between the U.S.
Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Practices" above.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign


38



investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by MULTI-MARKET STRATEGY, GLOBAL STRATEGIC INCOME or NORTH AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.


Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance and such sales could cause the Fund to incur related transaction costs and to realize gains on securities held for less than three months. Until the start of a Fund's first tax year beginning after August 5, 1997, not more than 30% of a Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company. Such gains would limit the ability of a Fund to sell other securities held for less than three months that a Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. See "Dividends, Distributions and Taxes."



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Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL STRATEGIC INCOME and GLOBAL DOLLAR GOVERNMENT may borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See "Certain Fundamental Investment Policies." SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT, LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME also through the use of dollar rolls to the extent permitted by the 1940 Act. See "Investment Objectives and Policies-Reverse Repurchase Agreements and Dollar Rolls."

INVESTMENT IN THE BANKING INDUSTRY. Due to the investment policies of MULTI-MARKET STRATEGY, WORLD INCOME and SHORT-TERM MULTI-MARKET with respect to investments in the banking industry, those Funds will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular business such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, each Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Funds will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.



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NON-DIVERSIFIED STATUS. Each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, each of GLOBAL STRATEGIC INCOME and NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.



                         PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES

You can purchase shares of any of the Funds at a price based on the next calculated net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund (except WORLD INCOME) is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672 and may not exceed $500,000.


Each Fund (except WORLD INCOME) offers three classes of shares through this Prospectus, Class A, Class B and Class C. WORLD INCOME offers only one class of shares, which may be purchased without any initial sales charge or contingent deferred sales charge ("CDSC"). The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.


CLASS A SHARES-INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                                     Initial Sales Charge
                                     as % of                    Commission to
                                   Net Amount     as % of     Dealer/Agent as %
Amount Purchased                    Invested  Offering Price  of Offering Price
-------------------------------------------------------------------------------
Less than $100,000                     4.44%        4.25%            4.00%
$100,000 to less than $250,000         3.36         3.25             3.00
$250,000 to less than $500,000         2.30         2.25             2.00
$500,000 to less than $1,000,000       1.78         1.75             1.50


On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a CDSC equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.


41



CLASS B SHARES-DEFERRED SALES CHARGE ALTERNATIVE


You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years (four years in the case of GLOBAL STRATEGIC INCOME and HIGH YIELD) after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.


The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.



GLOBAL STRATEGIC INCOME and HIGH YIELD:
          Year Since Purchase             CDSC
          First                          4.00%
          Second                         3.00%
          Third                          2.00%
          Fourth                         1.00%
          Fifth and thereafter            None


ALL OTHER FUNDS:
          Year Since Purchase             CDSC
          First                           3.0%
          Second                          2.0%
          Third                           1.0%
          Fourth and thereafter           None




Class B shares are subject to higher distribution fees than Class A shares for a period of six years, eight years in the case of GLOBAL STRATEGIC INCOME and HIGH YIELD, (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.



CLASS C SHARES-ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.
Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.


APPLICATION OF THE CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES

The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe accurately reflect fair market value.

EMPLOYEE BENEFIT PLANS
Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Such Employee Benefit Plans may also not offer all Classes of shares of the Funds. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through such Employee Benefit Plans.


GENERAL

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and, as long as the shares are held for one year or more, no CDSC. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

GLOBAL STRATEGIC INCOME and HIGH YIELD FUND offer a fourth class of shares, Advisor Class shares, by means of separate prospectuses. Advisor Class shares may be purchased and held solely by (i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectuses for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at (800) 221-5672 or by contacting your financial representative.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.



In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of


42



the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:


Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
(800) 221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to (800) 221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.



SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, (800) 221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call (800) 227-4618.



HOW TO EXCHANGE SHARES

You may exchange your shares of WORLD INCOME for Class A shares of other Alliance Mutual Funds and shares of most Alliance money market funds. You may exchange your shares of any other Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.


43



Shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.


Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.




                           MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustees of the Fund.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 totaling more than $199 billion (of which more than $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by Alliance comprising 116 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.


Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                           Principal occupation
                        Employee; time period;               during the past
Fund                      title with ACMC                      five years
-------------------------------------------------------------------------------
Short-Term U.S.         Patricia J. Young since 1995       Associated with
Government              -Senior Vice President             Alliance.


                        Jeffrey S. Phlegar                 (see above)
                        since 1997-(see above)


U.S. Government         Wayne D. Lyski since 1983          Associated with
                        -Executive Vice President          Alliance.

                        Patricia J. Young since 1997       (see above)
                        -(see above)

                        Jeffrey S. Phlegar                 Associated with
                        since 1997-Vice President          Alliance.

Limited Maturity        Patricia J. Young                  (see above)
Government              since inception-(see above)


                        Jeffrey S. Phlegar                 (see above)
                        since 1997-(see above)


Mortgage Securities     Patricia J. Young since            (see above)
Income                  1992-(see above)


                        Jeffrey S. Phlegar                 (see above)
                        since 1997-(see above)


World Income            Douglas J. Peebles since           Associated with
                        inception-Vice President           Alliance.

Short-Term              Douglas J. Peebles since           (see above)
Multi-Market            1995-(see above)

Multi-Market Strategy   Douglas J. Peebles since           (see above)
                        inception-(see above)

North American          Wayne D. Lyski since inception     (see above)
Government Income       -(see above)

Global Dollar           Wayne D. Lyski since inception     (see above)
Government              -(see above)

Global Strategic        Wayne D. Lyski since inception     (see above)
Income                  -(see above)

                        Douglas J. Peebles since           (see above)
                        inception-(see above)

Corporate Bond          Wayne D. Lyski since               (see above)
                        1987-(see above)

                        Paul J. DeNoon since               (see above)
                        January 1992-(see above)


High Yield              Wayne C. Tappe                     Associated with
                        since 1991-Vice President*         Alliance.

                        Nelson Jantzen                     Associated with
                        since 1991-Senior                  Alliance.
                        Vice President*


* ASSOCIATED WITH EQUITABLE CAPITAL MANAGEMENT CORPORATION ("EQUITABLE CAPITAL") PRIOR TO JULY 22, 1993. ON THAT DATE ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL THE ASSETS OF EQUITABLE CAPITAL.



PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO
Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same


44



investment strategies and techniques as those contemplated for the HIGH YIELD FUND. See "Description of the Funds." Alliance since July 22, 1993, and prior thereto, Equitable Capital, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of February 28, 1997, the assets in the Historical Portfolio totalled approximately $234 million. The data below does not represent the performance of the Fund.

The performance data does not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level. In addition, the performance data does not reflect the Fund's estimated higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Bond Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. This survey is published by Lipper Analytical Services, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.


                                       ANNUALIZED RATES OF RETURN
                                     PERIODS ENDED FEBRUARY 28, 1997
                                     -------------------------------
PORTFOLIO/BENCHMARK           1 YEAR   3 YEARS   5 YEARS   10 YEARS  INCEPTION*
-------------------------------------------------------------------------------
Historical Portfolio          21.06%    13.25%    14.85%     11.78%     11.62%
Lipper High Current Yield
  Mutual Funds Average        13.38      8.47     11.42       9.27       9.57


                                         CUMULATIVE RATES OF RETURN
                                      PERIODS ENDING FEBRUARY 28, 1997
                                      --------------------------------
PORTFOLIO/BENCHMARK           1 YEAR   3 YEARS   5 YEARS   10 YEARS  INCEPTION*
-------------------------------------------------------------------------------
Historical Portfolio          21.06%    45.24%    99.87%    204.39%    205.67%
Lipper High Current Yield
  Mutual Funds Average        13.38     27.72     71.98     144.71     153.00

* JANUARY 2, 1987


EXPENSES OF THE FUND

In addition to the payments to Alliance under the Advisory Agreement with HIGH YIELD, HIGH YIELD pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationary and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services and (xi) such promotional, shareholder servicing and other expenses as may be contemplated by the Distribution Services Agreement, described below.



DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed for each Fund other than WORLD INCOME an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, and for WORLD INCOME may not exceed an annual rate of .90% of the Fund's aggregate average daily net assets, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to, with respect to each Fund other than WORLD INCOME, .25%, annualized, with respect to Class A shares and


45




Class B shares, and 1.00%, annualized, with respect to Class C shares, and, with respect to WORLD INCOME, .90%, annualized, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.


The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:



                               Amount of Unreimbursed Distribution Expenses
                                      (as % of Net Assets of Class)
                              -----------------------------------------------
                                     Class B                 Class C
-----------------------------------------------------------------------------
U.S. Government               $ 8,593,091    (1.56%)   $3,589,130    (2.63%)
Limited Maturity Government   $   472,895     (.73%)   $2,677,214    (4.92%)
Mortgage Securities Income    $12,491,371    (2.79%)   $2,688,747    (6.50%)
Short-Term Multi-Market       $26,166,892    (6.40%)   $1,343,129   (20.59%)
Multi-Market Strategy         $ 9,610,982    (9.58%)   $  454,910   (57.38%)
North American
  Government Income           $35,196,166    (2.88%)   $3,291,519    (1.40%)
Global Dollar Government      $ 2,214,590    (2.54%)   $  460,747    (2.29%)
Corporate Bond                $ 9,163,392    (2.23%)   $2,093,526    (1.77%)
Global Strategic Income       $   131,691   (53.37%)   $   84,063   (37.53%)
High Yield*                   $ 1,679,237     (8.5%)   $   79,092    (2.36%)

* FOR THE FISCAL PERIOD APRIL 22, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 1997.



The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher


46



distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.



U.S. FEDERAL TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code. So long as a Fund distributes at least 90% of its income, qualification as a regulated investment company relieves that Fund of Federal income taxes on that part of its taxable income, including net capital gains, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed with respect to a dividend unless the corporation holds shares in the Fund on the ex-dividend rate and for at least 45 more days during the 90-day period surrounding the ex-dividend rate. Furthermore, the dividends-received deduction will be disallowed to the extent that a corporation's investment in shares of a Fund is financed with indebtedness.

Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains-that is, the excess of net gains from capital assets held for more than one year ("long-term capital assets") over net losses from capital assets held for not more than one year ("short-term capital assets"). One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund.

Under current federal tax law, the amount of income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Any loss realized on the sale of shares held six months or less will be a long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to such shares.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.


Distributions by a Fund may be subject to state and local taxes. U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and CORPORATE BOND are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return.


Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statements of Additional Information.



47



Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.



                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


ORGANIZATION


Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
(1983), ALLIANCE WORLD INCOME TRUST, INC. (1990), ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC. (1989), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
(1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992), ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993), ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC. (1995) and ALLIANCE HIGH YIELD FUND, INC. (1996). Prior to March 1, 1996, ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. was known as Alliance Mortgage Strategy Trust, Inc. Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.


It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors or Trustees.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors or Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.


PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME


On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. LITIGATION was filed in the U.S. District Court for the Southern District of New York against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees. On September 26, 1996, the District Court granted defendants' motion to dismiss the Complaint as to all claims.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. In the proposed amended complaint ("Amended Complaint"), plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers and directors of the Fund and ACMC alleging violations of federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risks and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar request for class certification and damages as the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion to file the Amended Complaint and dismissed the case. On August 13, 1997, plaintiffs filed a Notice of Appeal of the District Court's denial of their motion to file the Amended Complaint to the U.S. Court of Appeals for the Second Circuit.



48




The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.



REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.


PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.


PERFORMANCE INFORMATION

From time to time, the Funds advertise their "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.


ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE "GENERAL INFORMATION-ORGANIZATION."


49



                           APPENDIX A: BOND RATINGS
_______________________________________________________________________________

MOODY'S INVESTORS SERVICE, INC.

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating-When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note-Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



STANDARD & POOR'S RATINGS SERVICES


AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.






CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR-Not rated.


DUFF & PHELPS CREDIT RATING CO.

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctutate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade

CCC-Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


FITCH INVESTORS SERVICE, L.P.

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)-Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR-Indicates that Fitch does not rate the specific issue.


A-2



                       APPENDIX B: GENERAL INFORMATION
                      ABOUT CANADA, MEXICO AND ARGENTINA
_______________________________________________________________________________

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Between 1991 and 1995, Canada experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar, decreasing in value compared to the U.S. Dollar by approximately 20% from October 1991. Since January 1996, however, the Canadian Dollar has remained steady in value against the U.S. Dollar at a level approximately 3% to 4% above that low. The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.



GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Over the past decade, the Mexican economy has experienced improvement in a number of areas, including eight consecutive years (1987-1994) of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit. In 1994, Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives initiated by the Mexican government over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The adoption effective January 1, 1994 by Canada, the United States and Mexico of the North American Free Trade Agreement could also contribute to the growth of the Mexican economy.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and a new accord among the government and the business and labor sectors of the economy was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.


B-1


In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996, resulting in a 5.1% increase from 1995, and, according to preliminary estimates, continued at the same rate during the first quarter of 1997, compared with the first quarter of 1996. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996. In May 1997, the monthly inflation rate was 0.9%, the first time since December 1994 that the monthly inflation rate was below 1%. The inflation rate for the first half of 1997 was 8.7%, compared with 15.3% for the first half of 1996. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. In 1996, the average annual Peso-Dollar exchange rate decreased approximately 15% from that in 1995, which itself had decreased approximately 47% from that in 1994. The Peso-Dollar exchange rate has been relatively stable in 1997. On September 30, 1997, the Peso-Dollar exchange rate was 7.77.


Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.


GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 65 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product increased for four consecutive years before declining in 1995. During 1996, however, gross domestic product increased 4.3% from 1995. During the first quarter of 1997, gross domestic product increased 8.1% compared to the first quarter of 1996, and preliminary data for the third quarter of 1997 indicate an 8.4% increase from the second quarter of 1996. The rate of inflation is generally viewed to be under control.


Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium terms and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on bank deposits, which has been brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been


B-2



instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

The Registrant's Advisor Class Prospectus is incorporated herein by reference to Part A of the Amendment to the Registrant's
Registration Statement on Form N-1A filed with the Commission on February 28, 1997.

                                  ALLIANCE LIMITED MATURITY
                                  GOVERNMENT FUND, INC.
_________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_________________________________________________________________
               STATEMENT OF ADDITIONAL INFORMATION
                        February 28, 1997
                (as amended October 31, 1997)
_________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Limited Maturity Government Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund and, if the Fund begins to offer Advisor Class shares, the Prospectus that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Fund currently does not offer Advisor Class shares. Copies of the Prospectus(es) of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                           PAGE

Description of the Fund..................................
Management of the Fund...................................
Expenses of the Fund.....................................
Purchase of Shares.......................................
Redemption and Repurchase of Shares......................
Shareholder Services.....................................
Net Asset Value..........................................
Dividends, Distributions and Taxes.......................
Portfolio Transactions...................................
General Information......................................
Report of Independent Auditors and Financial
  Statements.............................................
Appendix A (Bond and Commercial Paper Ratings)...........  A-1
Appendix B (Futures Contracts and Options on
  Futures Contracts and Foreign Currencies)..............  B-1
_____________________
(R): This registered service mark under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                    DESCRIPTION OF THE FUND
________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Prospectus of the Fund under the heading "Description of the Fund." Except as otherwise indicated, investment policies of the Fund are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

         The Fund is a diversified, open-end management investment company which seeks the highest level of current income, consistent with low volatility of net asset value. As a fundamental policy, the Fund normally has at least 65% of the value of its total assets invested in securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"), including mortgage-related securities, and repurchase agreements relating to U.S. Government Securities.

         In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of its portfolio. At all times, however, each security held by the Fund has either a final maturity of not more than 10 years or a duration not exceeding that of a 10-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

         The Fund believes that because of the nature of the Fund's assets, it is not exposed to any material risk of loss as a result of default on any securities held by the Fund. Like all investors in interest-bearing securities, however, the Fund is exposed to the risk that the prices of individual securities held by it can fluctuate, in some cases significantly, in response to changes in prevailing interest rates.

         The Fund's investment policy of investing at least 65% of the value of its total assets in U.S. Government securities, including mortgage related securities, and repurchase agreements relating to U.S. Government Securities (except when in a temporary defensive posture) is deemed fundamental and may not be changed without shareholder approval. The Fund's other investment polices are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval. For this purpose (and for the purpose of changing the Fund's investment restrictions and approving the Fund's advisory agreement, each as more fully described below), the approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

         The Fund may invest up to 35% of the value of its total assets in (i) securities backed by assets such as automobile or credit card receivables or home equity loans ("asset-backed securities"), including mortgage-related securities that are not U.S. Government securities, rated at least Aa by Moody's Investors Service, Inc. ("Moody's") or AA by Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent investment quality as determined by the Adviser ("high quality securities"), (ii) "zero coupon" Treasury securities issued by private corporate issuers,
(iii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of domestic and foreign banks having total assets of more than $1 billion, (iv) commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, Duff 2 by Duff & Phelps or Fitch-2 by Fitch or, if not rated, issued by companies which have outstanding high quality debt issues and (v) high quality debt securities of corporate issuers. When business or financial conditions warrant, the Fund may take a temporary defensive position and invest without limit in the foregoing securities.

         Alliance Capital Management L.P. (the "Adviser") continuously monitors the ratings of securities held by the Fund and the creditworthiness of their issuers. For a description of the commercial paper ratings used by Moody's, S&P, Duff & Phelps and Fitch, see Appendix A.

         NEW INSTRUMENTS. The Fund expects that new types of securities in which the Fund may invest will be developed and marketed from time to time. Consistent with the Fund's investment objective, policies and quality standards, the Adviser will consider investing in such new types of securities.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth in the Prospectus.

         FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign securities, or contracts based on financial indices including any index of (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities or (ii) corporate debt securities ("futures contracts"), and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. These investment techniques will not be used for speculation.

         The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition to the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts: (i) the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         See Appendix B for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" trade.

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, although delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required condition did not occur and the trade was canceled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in the separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         INTEREST RATE TRANSACTIONS. The Fund may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Fund would have contractual remedies. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps or floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described all over.

         EURODOLLAR INSTRUMENTS. The Fund may invest in Eurodollar instruments for hedging purposes. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon as described above and below and in the Fund's Statement of Additional Information.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund must offset an exchange-traded option which it has written through a closing purchase transaction. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. The Fund must offset an exchange-traded option which it has purchased by entering into a closing sale transaction. In connection with options written or purchased by the Fund over-the-counter, the Fund can only look to the counter-party for purposes of offset. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the values of the securities and currencies hedged will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options, interest rate transaction and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for these vehicles with respect to a number of fixed-income securities and currencies are relatively new and still developing. If, for example, a secondary market did not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expired or it delivered the underlying currency or futures contract upon exercise. No assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes."

         REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements," pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities (as defined below). There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

         The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale.

         The Fund will establish a segregated account in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. However, under normal circumstances, the Fund does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of the Fund's total assets.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions, provided that cash, U.S. Government Securities (as defined below), its agencies or instrumentalities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors. The Fund will not maintain more than 15% of the Fund's net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others,
(i) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (ii) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (iii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such securities under the supervision of the Board of Directors of the Fund.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the clearance and settlement of transactions in unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security;
(v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and
(vi) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

PORTFOLIO TURNOVER

         The investment activities described above are likely to result in the Fund engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and, thus, a higher incidence of short-term capital gains taxable as ordinary income, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. For the fiscal years ended in 1995 and 1996 the portfolio turnover rates of the securities of the Fund were 293% and 159%, respectively. Management anticipates that the annual turnover in the Fund will not exceed 500%. An annual turnover rate of 500% occurs, for example, when all the securities in the Fund's portfolio are replaced five times in a period of one year. A higher rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. See "Dividends, Distributions and Taxes" and "General Information--Portfolio Transactions."

   CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without a vote of a majority of the Fund's outstanding voting securities which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

         The Fund may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; and (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies;

         6. (i) Purchase or sell real estate, except that it may invest in mortgage-related securities and whole loans and purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodities contracts, except that it may invest in futures contracts and options on futures contracts and contracts for the future acquisition or delivery of fixed-income securities;
(iii) invest in interests in oil, gas or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
(ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government Securities;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets; and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in warrants if such warrants, valued at the lower cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets may be warrants which are not listed on the New York Stock Exchange (the "Exchange") or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund also undertakes that it will not purchase illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities and that it will not purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of any such maximum.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of June 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 54 registered investment companies comprising more than 116 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.


         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any such party) at a meeting called for the purpose held on April 29, 1992, and by the Fund's initial shareholder of the Fund on April 29, 1992. The Advisory Agreement continues in force for successive twelve-month periods (computed from each December 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party. Most recently, the continuance of the Advisory Agreement until November 30, 1998 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for that purpose and held on September 9, 1997. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the shareholders; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at an annual rate of .65 of 1% of the Fund's average net assets. For the fiscal years of the fund ended in 1996, 1995 and 1994, the Adviser received from the Fund advisory fees in the amounts of $908,425, $1,563,474 and $3,005,558, respectively.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap

Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short- Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DIRECTORS AND OFFICERS

         The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 52, Chairman of the Board and President of the Fund, is the President, Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1992.


____________________

*      An "interested person" of the Fund as defined in the 1940
    Act.

         RUTH BLOCK, 66, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4653,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 68, was formerly Chairman of the Board and President of the Fund and a Senior Vice President of ACMC with which he had been associated since prior to 1992. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 55, has been President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Rd., Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 65, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.





         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation with which he has been associated since prior to 1992. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 58, is a partner of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1992. He is President, Chief Executive Officer and Director of Wenonah Development Company (investment holding company) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York 10005.

         DONALD J. ROBINSON, 63, was formerly a senior partner of the law firm of Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 666 Fifth Avenue, 19th
Floor, New York, New York 10103.

OFFICERS

         JOHN D. CARIFA, Chairman and President, see biography above.

         KATHLEEN A. CORBET, 37, Senior Vice President, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital

Management Corporation's Fixed Income Management Department,
Private Placement Secondary Trading and Fund Management since prior to 1992.

         WAYNE D. LYSKI, 56, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1992.

         PATRICIA J. YOUNG, 43, Senior Vice President, is a
Senior Vice President of ACMC with which she has been associated since March 1992. Prior thereto, she was a Managing Director with Fischer, Francis, Trees & Watts since prior to 1992.

         JEFFREY S. PHLEGAR, 31, Senior Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, JR., 47, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD"), with which he has been associated since prior to 1992.

         ANDREW L. GANGOLF, 43, Assistant Secretary, has been a
Vice President and Assistant General Counsel of AFD since
December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since
October 1992 and a Vice President and Counsel to Equitable since prior to 1992.

         DOMENICK PUGLIESE, 36, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since prior to 1992.

          EMILIE D. WRAPP, 41, Assistant Secretary, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1992.

         MARK D. GERSTEN, 47, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc. ("AFS"), with which he has been associated since prior to 1992.

         JUAN J. RODRIGUEZ, 40, Controller, is an Assistant Vice
President of AFS with which he has been associated since prior to 1992.

         CARLA LAROSE, 34, Assistant Controller, is a Manager of
AFS with which she has been associated since prior to 1992.

         JOSEPH J. MANTINEO, 38, Assistant Controller, is a Vice
President of AFS with which he has been associated since prior to 1992.

         VINCENT S. NOTO, 32, Assistant Controller, is an
Assistant Vice President of AFS with which he has been associated since prior to 1992.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1996, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                              Total Number
                                              of Funds in   Total Number
                                              the Alliance  of Investment
                                Total         Fund Complex, Portfolios
                                Compensation  Including the Within the Funds,
                                from the      Fund, as to   Including the
                                Alliance Fund which the     Fund, as to which
                  Aggregate     Complex,      Director is   the Director is a
Name of Director  Compensation  Including     a Director    Director or
of the Fund       From the Fund the Fund      or Trustee    Trustee

John D. Carifa        $-0-         $-0-            52            114
Ruth Block            $3,246       $157,500        38             76
David H. Dievler      $3,226       $182,000        45             79
John H. Dobkin        $3,393       $121,250        31             52
William H. Foulk, Jr. $3,420       $144,250        34             70
Dr. James M. Hester   $3,253       $148,500        39             73
Clifford L. Michel    $3,253       $146,068        39             88
Donald J. Robinson    $  367       $137,250        42            102

         As of October 3, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B shares and the distribution services fee on the Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992 and was amended as of April 30, 1993 to permit the distribution of an additional class of shares, Class C shares. The amendment to the Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on February 23, 1993, and by the initial holder of Class C shares of the Fund on April 30, 1993. The Agreement became effective on September 30, 1996 with respect to Advisor Class shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the fiscal year ended November 30, 1996, the Fund paid distribution services fees for expenditures under the Agreement with respect to Class A shares, in the aggregate amount of $62,028 which constituted .30 of 1%, annualized, of the Fund's average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources as described above in the aggregate amount of $155,682. Of the $217,710 paid by the Fund and the Adviser under the Plan with respect to Class A shares, $24,779 was spent on advertising, $2,313 on the printing and mailing of prospectuses for persons other than current shareholders, $102,110 for compensation to broker-dealers and other financial intermediaries (including, $44,654 to the Fund's Principal Underwriter), $7,570 for compensation to sales personnel and $80,938 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the fiscal year ended November 30, 1996, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $646,988 which constituted approximately 1% of the Fund's average daily net assets attributable to the Class B shares during the period. Of the $334,477 paid by the Fund under the Plan, with respect to the Class B shares, $18,654 was spent on advertising, $1,986 on printing and mailing of prospectuses for persons other than current shareholders, $181,637 for compensation to broker- dealers and other financial intermediaries (including, $31,726 to the Fund's Principal Underwriter), $3,094 for compensation to sales personnel, $37,587 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $91,519 was spent on interest on Class B financing. The additional $312,511 in payments to the Principal Underwriter will be carried forward and offset against future distribution service fees payable under the Plan.

         During the Fund's fiscal year ended November 30, 1996, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of amount $543,828 which constituted approximately 1%, annualized, of the Fund's average daily net assets attributable to Class C shares during the period and the Adviser made payments from its own resources as described above aggregating $372,871. Of the $916,699 paid by the Fund and the Adviser under the Plan, with respect to Class C shares, $67,065 was spent on advertising, $8,372 on printing and mailing of prospectuses for persons other than current shareholders, $692,885 for compensation to broker- dealers and other financial intermediaries (including, $110,819 to the Fund's Principal Underwriter), $12,038 for compensation to sales personnel and $136,339 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until September 30, 1998 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on September 9, 1997.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended November 30, 1996, the Fund paid Alliance Fund Services, Inc. $199,496 for transfer agency services.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets or (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B, and Class C has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by Class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended in 1996, 1995 and 1994, the aggregate amount of underwriting commission payable with respect to Class A shares of the Fund were $34,256, $121,385 and $825,625, respectively. Of those amounts, the Principal Underwriter received the amounts of $2,444, $7,584 and $28,083, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1996, 1995 and 1994, the Principal Underwriter received contingent deferred sales charges of $-0-, $-0- and $-0-, respectively, on Class A shares, $87,323, $470,467 and $590,655, respectively, on Class B shares, and $2,744, $-0- and $-0-, respectively, on Class C shares.

CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          SALES CHARGE

                                                   Discount or
                                                   Commission
                     As % of       As % of         to Dealers or
Amount of            Net Amount   the Public       Agents As % of
Purchase             Invested     Offering Price   Offering Price

Less than
   $100,000. . .         4.44%         4.25%            4.00%
$100,000 but
  less than
   $250,000. . .          3.36         3.25             3.00
$250,000 but
  less than
   $500,000. . .          2.30         2.25             2.00
$500,000 but
  less than
   $1,000,000*. . .       1.78         1.75             1.50


* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares -- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on May 31, 1997.

              Net Asset Value per Class A
              Share at May 31, 1997                         $9.30

              Per Share Sales Charge - 4.25%
              of offering price (4.44% of
              net asset value per share)                    $ .41
                                                            _____
              Class A Per Share Offering Price
              to the Public                                 $9.71
                                                            =====

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

         AFD Exchange Reserves
         The Alliance Fund, Inc.
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
           -Corporate Bond Portfolio
           -U.S. Government Portfolio
         Alliance Developing Markets Fund, Inc.
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Fund, Inc.
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Income Builder Fund, Inc.
         Alliance International Fund
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
           -California Portfolio
           -Insured California Portfolio
           -Insured National Portfolio
           -National Portfolio
           -New York Portfolio
         Alliance Municipal Income Fund II
           -Arizona Portfolio
           -Florida Portfolio
           -Massachusetts Portfolio
           -Michigan Portfolio
           -Minnesota Portfolio
           -New Jersey Portfolio
           -Ohio Portfolio
           -Pennsylvania Portfolio
           -Virginia Portfolio
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance/Regent Sector Opportunity Fund, Inc.
         Alliance Short-Term Multi-Market Trust, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance World Income Trust, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Portfolios

           -Alliance Growth Fund
           -Alliance Conservative Investors Fund
           -Alliance Growth Investors Fund
           -Alliance Strategic Balanced Fund
           -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)   the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

              (iii) the net asset value of all shares described
                    in paragraph (ii) owned by another
                    shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance

Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc.

at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc.

and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                             Contingent Deferred Sales as a %
Year Since Purchase          of Dollar Amount Subject to Charge

First                                      3.0%
Second                                     2.0%
Third                                      1.0%
Fourth and thereafter                      None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General", and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than

Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of
Shares--How to Sell Shares."   If you are an Advisor Class
shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for
redemption.   If a shareholder is in doubt about what documents
are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer ("EFT"), once in any 30-day period (except for certain omnibus accounts), of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by EFT to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTION--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions.

Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Fund through an automatic investment program utilizing EFT drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

CHECKWRITING

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         Securities which are traded over-the-counter and on a national securities exchange will be valued according to the broadest and most representative market, and it is expected that for the fixed-income securities in which the Fund invests this ordinarily will be the over-the-counter market. However, fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Futures contracts and options on futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Portfolio instruments having less than 60 days remaining until maturity are valued at amortized cost, unless the Board of Directors determines that such cost does not represent fair value. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid and asked prices of such currencies against the U.S. Dollar last quoted by a major bank that is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

         The assets belonging to the Class A shares, the Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

GENERAL

         The Fund intends for each taxable year to be qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification relieves the Fund of federal income tax liability on the part of its net ordinary income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

         In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including but not limited to the gains from options, futures or forward contracts) derived with respect to its business of investing in securities, and (ii) with respect to its taxable year ending November 30, 1997, derive less than 30% of its gross income from the sale or other disposition of securities, or certain options, futures or forward contracts held for less than three months. These requirements may limit the Fund's ability to write and purchase options, to purchase and sell futures contracts, to purchase or sell forward contracts, to enter into interest rate swaps, and to purchase or sell interest rate caps and floors.

         The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax counsel with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state and local tax laws to his or her own particular situation and the possible effects of changes therein.

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 (or November 30 if elected by the Fund) of such year and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains---that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Except as noted below, distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Gains derived from assets sold before May 7, 1997 and held for more than 18 months will be treated as mid-term gains. Gains derived from assets sold after May 6, 1997 and before July 29, 1997 and held for more than one year will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gains, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         The Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

UNITED STATES FEDERAL INCOME TAXATION OF THE FUND

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of debt securities denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

         OPTIONS AND FUTURES CONTRACTS. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss although the Fund may elect to treat gain or loss realized by the Fund on section 1256 contracts with respect to foreign currencies as ordinary. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over- the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         TAX STRADDLES. Any option, futures contract, or forward contract, interest rate swap, cap or floor or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position consists of an ordinary asset and at least one position consists of a capital asset. No such regulations have yet been issued.

         ZERO COUPON TREASURY SECURITIES. Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

         MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities such as GNMA Certificates, FNMA Certificates, FHLMC Certificates, and privately issued mortgage-related securities generally are taxable as trusts for federal income tax purposes, with the certificate holders treated as the owners of the trust involved. As a result, payments of interest, principal and prepayments made on the underlying mortgage pool are taxed directly to certificate holders such as the Fund. Payments of interest, principal and prepayments made on the underlying mortgage pool will therefore generally maintain their character when received by the Fund.

         STRIPPED MORTGAGE-RELATED SECURITIES. Certain classes of MRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Fund) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class' stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the Fund's income as a result of these rules will have been accrued and not actually paid, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received, with possible results as described above.

         REAL ESTATE MORTGAGE INVESTMENT CONDUITS. The Fund may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Regular interests in a REMIC are treated as debt instruments for federal income tax purposes to which the rules generally applicable to debt obligations apply. If regular interests in a REMIC are issued at a discount, the rules of Code section 1272(a)(6) as discussed above under "Stripped Mortgage-Related Securities" apply for determining the portion of the discount at which the interest was issued which must be accrued as income each year. The application of these rules may increase the amount of the Fund's net investment income available to be distributed to shareholders, potentially causing the Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received, as discussed above.

         Under the Code, special rules apply with respect to the treatment of a portion of the Fund income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income".) Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Fund shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Fund will generally not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of the Fund is a tax-exempt entity not subject to the unrelated business income tax and is allocated any amount of Excess Inclusion Income, the Fund must pay a tax on the amount of Excess Inclusion Income allocated to such shareholder at the highest corporate rate. Any tax paid by the Fund as a result of this requirement may be deducted by the Fund from the gross income of the residual interest involved. A shareholder subject to the unrelated business income tax may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. It is anticipated that only a small portion, if any, of the assets of the Fund will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Fund and allocated to its shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax advisor regarding the treatment of their income derived from the Fund.

         FOREIGN TAXES. Income received by the Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund will not be eligible to pass through to its shareholders the amount of foreign taxes paid by the Fund for purposes of the "foreign tax credit" under the federal income tax.

         The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. The transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund, and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund. Portfolio securities will not be purchased from or sold to Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, or any other subsidiary or affiliate of The Equitable Life Assurance Society of the United States.

         The investment activities described above are likely to result in the Fund engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and, thus, a higher incidence of short-term capital gains taxable as ordinary income, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. Management anticipates that the annual turnover in the Fund will not be in excess of 500%. An annual turnover rate of 500% occurs, for example, when all the securities in the Fund's portfolio are replaced five times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gain. See "Dividends, Distributions and Taxes" and "General Information-Portfolio Transactions" in the Prospectus.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any person or persons to the Board of Directors.

         The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, $.001 par value, 3,000,000,000 shares of Class B Common Stock, $.001 par value, 3,000,000,000 shares of Class C Common Stock, $.001 par value and 3,000,000,000 shares of Advisor Class Common Stock, par value $.001. All shares of the Fund, when issued, are fully paid and non-assessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund.

         At October 3, 1997, there were 1,660,153 Class A shares, 3,722,230 Class B shares and 3,288,868 Class C shares of common stock and no shares of Advisor Class shares outstanding. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 3, 1997:

                              No. of
                              Shares     % of    % of     % of
Name and Address              of Class   Class A Class B  Class C

Merrill Lynch                   324,625  19.55%
Attn: Fund Administration       812,887          21.84%
4800 Deer Lake Dr. East       1,563,284                   47.53%
3rd Floor
Jacksonville, Florida
32246-6484

Bear Stearns Securities Corp.    84,830  5.11%
FBO 102-06578-29
1 Metrotech Center North
Brooklyn, NY 11201-3859

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time the Fund advertises its "yield", "actual distribution rate" and "total return". Computed separately for each class, the Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate", which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares. Advertisements of the Fund's total return disclose the Fund's average annual compounded total return for its most recently completed one, five and ten year periods (or, if shorter, the period since the Fund's inception). The Fund's total return for such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested in the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's yield for the month ended May 31, 1997 was 5.22% for Class A shares, 4.71% for Class B shares and 4.72% for Class C shares. The Fund's distribution rates for such period for Class A, Class B and Class C shares were 5.54%, 5.06% and 5.07%, respectively. The Fund's average annual total returns for the one-year period ended May 31, 1997 were 1.98%, 2.74% and 4.75% for Class A, Class B and Class C shares, respectively. The Fund's average annual total returns for the period June 1, 1992 (commencement of operations) through May 31, 1997, were 3.53% and 3.69% for Class A shares and Class B shares, respectively, and, for the period May 3, 1993 (commencement of distribution for Class C shares) through May 31, 1997, was 3.22% for Class C shares. The Fund will compute yield and total return figures separately for Class A, Class B, Class C and Advisor Class shares.

         Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type, and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions. The Fund may advertise the fluctuation of its net asset value over certain time periods and compare its performance to that available from other investments, including money market funds and certificates of deposit, the latter of which, unlike the Fund, are insured and have fixed rates of return.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. It is expected that the Fund will be ranked by Lipper in the category known as "U.S. Mortgage Bond Funds".

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

ALLIANCE LIMITED MATURITY GOVERNMENT FUND

SEMI-ANNUAL REPORT
MAY 31, 1997

ALLIANCE CAPITAL


PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-74.2%
COLLATERALIZED MORTGAGE OBLIGATIONS-36.6%
ADJUSTABLE RATE-24.9%
Donaldson, Lufkin & Jenrette
  Series 1994-QE1 Cl. A1
  7.756 %, 4/25/24 (a)                          $ 4,321      $ 4,326,424
Housing Security, Inc.
  Series 1995-B Cl. A1A
  7.507 %, 11/25/28                               5,890        5,974,193
Prudential Home Mortgage Securities, Inc.
  Series 1993-56 Cl. A1
  8.412 %, 1/25/24                                2,323        2,373,590
Resolution Trust Corp..
  Series 1991-M4 Cl. A1
  6.28 %, 2/25/20                                 2,764        2,714,151
Sears Mortgage Securities Corp.
  Series 1992-18A Cl. A1
  7.56 %, 9/25/22                                 5,072        5,173,443
Somerset Commercial Mortgage Corp.
  Series 1997-1 Cl. A1
  7.209 %, 2/15/07 (a)                            3,000        2,992,500
                                                             ------------
                                                              23,554,301

FIXED RATE-11.7%
Federal Home Loan Mortgage Corp.
  Series 1350 Cl. E
  6.70 %, 1/15/15                                 4,683        4,686,946
Federal National Mortgage Association
  Series 1990 Cl. J
  7.00 %, 5/25/14                                 1,110        1,108,776
  Series 1997-8 Cl. D
  7.00 %, 12/18/24                                4,700        4,512,000
Residential Funding Mortgage Securities I
  Series 1993-S37 Cl. A1
  7.00 %, 10/25/23                                  738          735,056
                                                             ------------
                                                              11,042,778

Total Collateralized Mortgage Obligations
  (cost $34,558,737)                                          34,597,079

FEDERAL NATIONAL MORTGAGE ASSOCIATION-15.1%
  6.107%, 3/25/27 (b)                             4,818        4,806,240
  7.50%, 4/01/08 (c)                                  1            1,308
  7.583%, 6/01/25 (b)                             3,751        3,807,058
  7.602%, 6/01/25 (b)                             3,794        3,851,342
  11.25%, 2/01/16                                 1,624        1,794,225
Total Federal National Mortgage Association
  (cost $14,289,490)                                          14,260,173

FEDERAL HOME LOAN MORTGAGE CORP.-12.3%
  7.50%, 1/01/12                                  9,684        9,796,284
  11.00%, 1/01/11-9/01/20                         1,605        1,785,250
Total Federal Home Loan Mortgage Corp.
  (cost $11,638,087)                                          11,581,534

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-8.0%
  8.00%, 5/15/26-12/15/26                         6,009        6,113,937
  11.25%, 7/15/13-1/15/16
GPM                                                 983        1,085,744
  11.50%, 2/15/13-6/15/13
BD                                                  305          344,501
  11.75%, 1/20/16 BD                                 14           16,073
Total Government National Mortgage Association
  (cost $7,607,373)                                            7,560,255


4



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITY-2.2%
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl. X, I/O
  1.972 %, 12/21/26 (d)
  (cost $2,051,831)                              $2,052     $  2,067,039
Total Mortgage-Related Securities
  (cost $70,145,518)                                          70,066,080

U.S. GOVERNMENT OBLIGATIONS-20.8%
U.S. TREASURY NOTES-14.9%
  6.125%, 12/31/01                                6,900        6,799,743
  6.25%, 2/28/02 (e)                              7,400        7,323,706
                                                             ------------
                                                              14,123,449

U.S. TREASURY BOND-5.9%
  11.875%, 11/15/03                               4,350        5,541,508
Total U.S. Government Obligations
  (cost $20,081,886)                                          19,664,957

REPURCHASE AGREEMENT-11.8%
Goldman Sachs & Co.
  5.50%, dated 5/30/97, due 6/02/97,
  collateralized by $5,363,895 FNMA,
  6.00%, 5/01/09                                  5,000        5,000,000
Prudential-Bache Securities, Inc.
  5.53%, dated 5/30/97, due 6/02/97,
  collateralized by $6,125,747 FHLMC,
  8.016%, 10/01/23                                6,175        6,175,000
Total Repurchase Agreement
  (cost $11,175,000)                                          11,175,000

TOTAL INVESTMENTS-106.8%
  (cost $101,402,404)                                        100,906,037
Other assets less liabilities-(6.8%)                          (6,386,311)

NET ASSETS-100%                                             $ 94,519,726


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1997, these securities amounted to $7,318,924 or 7.7% of net assets.

(b)  Adjustable rate securities.

(c)  15 year mortgage.

(d) Interest rate represents yield to maturity and principal amount represents amortized cost.

(e) Security segregated to collateralize reverse repurchase agreements with an aggregate market value of approximately $6,750,000.

     Glossary of Terms:
     BD    - Builder buydown.
     FHLMC - Federal home loan mortgage Corp.
     FNMA  - Federal national mortgage association.
     GPM   - Graduated payment mortgage.
     I/O   - Interest only.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $101,402,404)         $100,906,037
  Cash                                                                     261
  Interest receivable                                                  824,945
  Receivable for capital stock sold                                    109,778
  Deferred organization expenses                                        13,782
  Prepaid expenses                                                       1,797
  Total assets                                                     101,856,600

LIABILITIES
  Reverse repurchase agreement                                       6,755,109
  Payable for capital stock redeemed                                   151,565
  Dividends payable                                                    139,938
  Distribution fee payable                                              69,681
  Advisory fee payable                                                  51,149
  Accrued expenses and other liabilities                               169,432
  Total liabilities                                                  7,336,874

NET ASSETS                                                        $ 94,519,726

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     10,168
  Additional paid-in capital                                       117,783,207
  Distributions in excess of net investment income                    (162,510)
  Accumulated net realized loss on investments and
    futures transactions                                           (22,614,772)
  Net unrealized depreciation of investments                          (496,367)
                                                                  $ 94,519,726

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($18,100,129/
    1,946,483 shares of capital stock issued and outstanding)            $9.30
  Sales charge--4.25% of public offering price                             .41
  Maximum offering price                                                 $9.71

  CLASS B SHARES
  Net asset value and offering price per share ($40,861,783/
    4,395,896 shares of capital stock issued and outstanding)            $9.30

  CLASS C SHARES
  Net asset value and offering price per share ($35,557,814/
    3,825,213 shares of capital stock issued and outstanding)            $9.30


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 4,150,862

EXPENSES
  Advisory fee                                        $  329,578
  Distribution fee - Class A                              25,697
  Distribution fee - Class B                             227,287
  Distribution fee - Class C                             194,098
  Transfer agency                                         94,777
  Administrative                                          67,509
  Audit and legal                                         45,778
  Custodian                                               44,331
  Registration                                            31,262
  Printing                                                28,353
  Amortization of organization expenses                   27,574
  Directors' fees                                          9,994
  Miscellaneous                                            6,353
  Total expenses before interest                       1,132,591
  Interest expense                                       381,654
  Total expenses                                                     1,514,245
  Net investment income                                              2,636,617

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                        (905,257)
  Net realized loss on futures transactions                            (52,456)
  Net change in unrealized appreciation of investments                (832,953)
  Net loss on investments and futures                               (1,790,666)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $   845,951


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                    MAY 31, 1997   NOVEMBER 30,
                                                     (UNAUDITED)       1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  2,636,617   $  6,766,537
  Net realized loss on investment and
    futures transactions                               (957,713)    (1,648,824)
  Net change in unrealized appreciation
    of investments                                     (832,953)       220,055
  Net increase in net assets from operations            845,951      5,337,768

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (502,907)    (1,099,192)
    Class B                                          (1,153,153)    (3,020,671)
    Class C                                            (988,032)    (2,547,881)
  Tax return of capital
    Class A                                                  -0-       (80,449)
    Class B                                                  -0-      (221,079)
    Class C                                                  -0-      (186,476)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (13,773,081)   (68,798,912)
  Total decrease                                    (15,571,222)   (70,616,892)

NET ASSETS
  Beginning of year                                 110,090,948    180,707,840
  End of period                                    $ 94,519,726   $110,090,948


See notes to financial statements.


8



STATEMENT OF CASH FLOWS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                                 $ 4,435,918
  Interest expense paid                                (381,654)
  Operating expenses paid                            (1,171,373)
  Net increase in cash from operating activities                  $  2,882,891

INVESTING ACTIVITIES:
  Proceeds from disposition of long-term
    portfolio investments                            99,343,467
  Purchase of long-term portfolio investments       (76,992,565)
  Purchase of short-term portfolio investments, net (10,090,000)
  Loss on closed futures contracts                      (52,457)
  Net increase in cash from investing activities                    12,208,445

FINANCING ACTIVITIES*:
  Increase in reverse repurchase agreements           1,653,466
  Net redemptions from capital stock transactions   (15,697,767)
  Cash dividends paid                                (1,047,338)
  Net decrease in cash from financing activities                   (15,091,639)
  Net decrease in cash                                                    (303)
  Cash at beginning of year                                                564
  Cash at end of period                                           $        261

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations                                      $   845,951

ADJUSTMENTS:
  Decrease in interest receivable                   $   301,556
  Net realized loss on investment and futures
    transactions                                        957,713
  Net change in unrealized appreciation of
    investments                                         832,953
  Accretion of bond discount                            (16,500)
  Decrease in deferred and other assets                  27,574
  Decrease in accrued expenses                          (66,356)
  Total adjustments                                                  2,036,940

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                    $  2,882,891


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Limited Maturity Government Fund, Inc. (the "Fund") formerly Alliance Mortgage Strategy Trust, was incorporated in the state of Maryland on April 8, 1992 as a diversified, open-end management investment company. The Fund currently offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Fixed-income securities are valued on the basis of prices provided by a pricing service and brokers. However, securities which are traded over-the-counter and on a national securities exchange may be valued according to the broadest and most representative market. It is expected that, for the fixed-income securities and options in which the Fund invests, this ordinarily will be the over-the-counter market. Securities not priced in this manner are valued at the latest quoted bid price, or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Other securities for which quotations are not readily available or restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $276,500 have been deferred and are being amortized on a straight-line basis through August 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the date the securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $67,509 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1997.


10



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $57,865 for the six months ended May 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received $23,091 and $11,572 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares respectively for the six months ended May 31, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $418,764 and $2,790,820 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $8,257,597 and $22,200,392, respectively, for the six months ended May 31, 1997. There were purchases of $62,446,081 and sales of $74,529,849 of U.S. government and government agency obligations for the six months ended May 31, 1997.

At May 31, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $272,109 and gross unrealized depreciation of investments was $768,476 resulting in net unrealized depreciation of $496,367.

At November 30, 1996, for federal income tax purposes the Fund had a capital loss carryforward of $21,657,059 of which $219,463 expires in the year 2000, $177,358 expires in the year 2001, $11,863,143 expires in the year 2002, $7,728,928 expires in the year 2003 and $1,668,167 expires in the year 2004.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1997   NOVEMBER 30,  MAY 31, 1997    NOVEMBER 30,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                    -------------  ------------  --------------  --------------
Shares sold           10,614,930     2,218,089    $ 98,901,276    $ 20,814,961
Shares issued in
  reinvestment of
  dividends and
  distributions           28,861        66,439         268,824         622,936
Shares converted
  from Class B           115,924       231,530       1,078,890       2,158,178
Shares redeemed      (10,532,400)   (3,727,280)    (98,063,297)    (34,954,990)
Net increase
  (decrease)             227,315    (1,211,222)   $  2,185,693    $(11,358,915)

CLASS B
Shares sold              961,790     1,169,061    $  8,946,020    $ 10,938,822
Shares issued in
  reinvestment of
  dividends and
  distributions           73,124       171,299         681,435       1,606,681
Shares converted
  to Class A            (115,924)     (231,530)     (1,078,890)     (2,158,178)
Shares redeemed       (1,856,011)   (4,640,656)    (17,281,304)    (43,509,656)
Net decrease            (937,021)   (3,531,826)   $ (8,732,739)   $(33,122,331)

CLASS C
Shares sold              338,828     1,443,550    $  3,154,230    $ 13,565,512
Shares issued in
  reinvestment of
  dividends and
  distributions           70,988       131,894         661,438       1,236,980
Shares redeemed       (1,184,376)   (4,169,294)    (11,041,703)    (39,120,158)
Net decrease            (774,560)   (2,593,850)   $ (7,226,035)   $(24,317,666)


NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

On May 31, 1997, the Fund held the following reverse repurchase agreement:

     AMOUNT          BROKER        INTEREST RATE      MATURITY
--------------   --------------   --------------   --------------
  $6,750,000     Morgan Stanley        5.45%        June 3, 1997


For the six months ended May 31, 1997, the maximum amount of reverse repurchase agreements outstanding was $32,333,875, the average amount outstanding was approximately $14,384,224, and the daily weighted average interest rate was 5.38%.


12



FINANCIAL HIGHLIGHTS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ---------------------------------------------------------------------------------
                                             SIX MONTHS                                                       JUNE 1,1992(A)
                                                ENDED                     YEAR ENDED NOVEMBER 30,                  TO
                                            MAY 31, 1997  --------------------------------------------------   NOVEMBER 30,
                                             (UNAUDITED)     1996         1995         1994         1993          1992
                                            ------------  -----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period           $9.45         $9.52        $9.51        $9.94        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26(b)        .51(b)       .52(b)       .42          .57          .35(c)
Net realized and unrealized gain (loss)
  on investment transactions                    (.14)         (.04)         .02         (.32)         .11         (.17)
Net increase in net asset value from
  operations                                     .12           .47          .54          .10          .68          .18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)         (.51)        (.50)        (.48)        (.58)        (.34)
Tax return of capital                             -0-         (.03)        (.03)        (.04)          -0-          -0-
Distributions from net realized gains             -0-           -0-          -0-        (.01)          -0-          -0-
Total dividends and distributions               (.27)         (.54)        (.53)        (.53)        (.58)        (.34)
Net asset value, end of period                 $9.30         $9.45        $9.52        $9.51        $9.94       $ 9.84

TOTAL RETURN
Total investment return based on net
  asset value (d)                               1.30%         5.11%        5.91%        1.03%        7.02%        1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $18,100       $16,248      $27,887      $43,173      $59,215      $24,186
Ratio of expenses to average net assets         2.38%(e)      2.22%        2.14%        1.34%        1.54%        1.44%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                1.62%(e)      1.58%        1.41%        1.20%        1.33%        1.42%(e)
Ratio of net investment income to
  average net assets                            5.38%(e)      5.44%        5.53%        4.78%        5.66%        6.58%(e)
Portfolio turnover rate                           67%          159%         293%         375%         499%         101%


See footnote summary on page 15.


13



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS B
                                            ---------------------------------------------------------------------------------
                                             SIX MONTHS                                                       JUNE 1,1992(A)
                                                ENDED                     YEAR ENDED NOVEMBER 30,                  TO
                                            MAY 31, 1997  --------------------------------------------------   NOVEMBER 30,
                                             (UNAUDITED)      1996         1995         1994         1993         1992
                                            ------------  -----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period           $9.45         $9.52        $9.52        $9.94        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(b)        .44(b)       .46(b)       .39          .49          .31(c)
Net realized and unrealized gain (loss)
  on investment transactions                    (.15)         (.04)         .01         (.35)         .12         (.17)
Net increase in net asset value from
  operations                                     .09           .40          .47          .04          .61          .14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)         (.44)        (.44)        (.42)        (.51)        (.30)
Tax return of capital                             -0-         (.03)        (.03)        (.03)          -0-          -0-
Distributions from net realized gains             -0-           -0-          -0-        (.01)          -0-          -0-
Total dividends and distributions               (.24)         (.47)        (.47)        (.46)        (.51)        (.30)
Net asset value, end of period                 $9.30         $9.45        $9.52        $9.52        $9.94        $9.84

TOTAL RETURN
Total investment return based on net
  asset value (d)                                .94%         4.36%        5.05%         .42%        6.27%        1.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $40,862       $50,386      $84,362     $136,458     $168,157     $149,188
Ratio of expenses to average net assets         3.12%(e)      2.94%        2.85%        2.08%        2.26%        2.13%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.36%(e)      2.30%        2.11%        1.91%        2.07%        2.10%(e)
Ratio of net investment income to
  average net assets                            4.64%(e)      4.73%        4.83%        4.12%        4.98%        6.01%(e)
Portfolio turnover rate                           67%          159%         293%         375%         499%         101%


See footnote summary on page 15.

14

                                      ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS C
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                         MAY 3,1993(H)
                                                ENDED             YEAR ENDED NOVEMBER 30,             TO
                                            MAY 31, 1997  -------------------------------------  NOVEMBER 30,
                                             (UNAUDITED)      1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period           $9.45         $9.52        $9.52        $9.94        $9.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(b)        .45(b)       .46(b)       .37          .27
Net realized and unrealized gain (loss)
  on investment transactions                    (.15)         (.05)         .01         (.33)        (.03)
Net increase in net asset value from
  operations                                     .09           .40          .47          .04          .24

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)         (.45)        (.44)        (.42)        (.28)
Tax return of capital                             -0-         (.02)        (.03)        (.03)          -0-
Distributions from net realized gains             -0-           -0-          -0-        (.01)          -0-
Total dividends and distributions               (.24)         (.47)        (.47)        (.46)        (.28)
Net asset value, end of period                 $9.30         $9.45        $9.52        $9.52        $9.94

TOTAL RETURN
Total investment return based on net
  asset value (d)                                .94%         4.38%        5.06%         .42%        2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $35,558       $43,457      $68,459     $141,838     $228,703
Ratio of expenses to average net assets         3.10%(e)      2.92%        2.85%        2.04%        1.74%(e)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.34%(e)      2.29%        2.10%        1.89%        1.58%(e)
Ratio of net investment income to
  average net assets                            4.66%(e)      4.75%        4.84%        4.10%        3.70%(e)
Portfolio turnover rate                           67%          159%         293%         375%         499%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) If the Fund had borne all expenses, the expense ratios would have been 1.55% for Class A shares and 2.28% for Class B shares.

(g)  Net of interest expense of .76%, .64%, .74%, .14%, .21%, .02%, respectively, on reverse repurchase agreements (see Note F).

(h)  Commencement of distribution.


15

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-71.6%
COLLATERALIZED MORTGAGE OBLIGATIONS-34.1%
ADJUSTABLE RATE-20.7%
Housing Security, Inc.
  Series 1995-RFCI-A1
  7.030%, 10/30/18 (a)                          $ 2,197      $ 2,224,088
  Series 1995-B A1A
  7.284%, 11/25/28                                6,745        6,852,134
Prudential Home Mortgage Securities
  Series 1993-56 Cl. A1
  8.033%, 1/25/24                                 2,951        3,018,152
  Series 1993-46 Cl. A1
  8.172%, 11/25/23                                5,084        5,200,174
Sears Mortgage Securities Corp.
  Series 1992-18A Cl. A1
  7.441%, 9/25/22                                 5,436        5,548,198
                                                             ------------
                                                              22,842,746

FIXED RATE-13.4%
Chase Commercial Mortgage Securities Corp.
  Series 1996 Cl. B1
  7.60%, 4/18/06                                  4,500        4,702,500
Donaldson, Lufkin & Jenrette
  Series 1994-QE1 A1
  7.854%, 4/25/24 (a)                             5,570        5,584,148
Federal Home Loan Mortgage Corp.
  Series 1302 Cl. PE
  7.50%, 12/15/15                                   792          790,351
Federal National Mortgage Association
  Series 1990 Cl. J
  7.00%, 5/25/14                                  1,811        1,818,859
Residential Funding Mortgage Securities I
  Series 1993-S37 Cl. A1
  7.00%, 10/25/23                                 1,887        1,883,087
                                                             ------------
                                                              14,778,945

Total Collateralized Mortgage Obligations
  (cost $37,389,118)                                          37,621,691

FEDERAL HOME LOAN MORTGAGE CORP.-22.3%
  7.00%, 11/01/10-12/01/10                          973          982,691
  7.00%, 6/01/09-12/01/10 (GOLD)                 21,378       21,558,096
  11.00%, 1/01/11-9/01/20                         1,768        1,989,949

Total Federal Home Loan Mortgage Corp.
  (cost $24,648,080)                                          24,530,736

FEDERAL NATIONAL MORTGAGE ASSOCIATION-8.0%
  7.00%, 5/01/03-7/01/03                          6,742        6,817,838
  7.50%, 4/01/08 (b)                                  1            1,434
  11.25%, 2/01/16                                 1,754        1,974,330

Total Federal National Mortgage Association
  (cost $8,659,973)                                            8,793,602

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-7.2%
  8.00%, 1/15/99
  (TBA)                                           6,100        6,286,782
  11.25%, 7/15/13-1/15/16
  (GPM)                                           1,032        1,175,217
  11.50%, 2/15/13-6/15/13
  (BD)                                              376          437,186
  11.75%, 1/20/16
  (BD)                                               19           22,026

Total Government National Mortgage Association
  (cost $7,839,856)                                            7,921,211


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)          VALUE
-------------------------------------------------------------------------
Total Mortgage-Related Securities
  (cost $78,537,027)                                        $ 78,867,240
U.S. GOVERNMENT OBLIGATIONS-32.2%
U.S. TREASURY NOTES-20.0%
  5.50%, 12/31/00                               $ 9,100        9,004,723
  5.625%, 11/30/00                                1,500        1,491,330
  6.25%, 10/31/01 (c)                             5,000        5,085,150
  6.625%, 6/30/01                                 6,200        6,397,594
                                                              21,978,797

U.S. TREASURY BOND-12.2%
  11.875%, 11/15/03                              10,100       13,450,372

Total U.S. Government Obligations
  (cost $35,418,159)                                          35,429,169

ASSET BACKED SECURITY-5.1%
Student Loan Funding Corp., Inc. FRN
  Series 1993-A Cl. A1
  6.237%, 1/01/99
  (cost $5,564,637)                               5,560        5,560,000

REPURCHASE AGREEMENT-1.0%
Prudential-Bache Securities, Inc.
  5.90%, dated 11/29/96,
  due 12/02/96, collateralized
  by $1,075,950 FN#312031,
  8.50%, 9/01/25
  (cost $1,085,000)                               1,085        1,085,000

TOTAL INVESTMENTS-109.9%
  (cost $120,604,823)                                        120,941,409
Other assets less liabilities-(9.9%)                         (10,850,461)

NET ASSETS-100%                                             $110,090,948


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At November 30, 1996, the securities amounted to $7,808,236 or 7.09% of net assets.

(b)  15 year mortgage.

(c) Securities segregated to collateralize reverse repurchase agreements with an aggregate market value of approximately $5,113,217, including accrued interest.

     Glossary of Terms:
     BD  - Builder buydown.
     FRN - Floating rate note.
     GPM - Graduated payment mortgage.
     TBA - To be announced.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $120,604,823)         $120,941,409
  Cash                                                                     564
  Interest receivable                                                1,126,501
  Receivable for investment securities sold                            236,127
  Receivable for capital stock sold                                    184,628
  Deferred organization expenses                                        41,356
  Total assets                                                     122,530,585

LIABILITIES
  Payable for investment securities purchased                        6,288,888
  Reverse repurchase agreement                                       5,101,643
  Payable for capital stock redeemed                                   539,403
  Dividends payable                                                    154,882
  Distribution fee payable                                              81,658
  Advisory fee payable                                                  59,280
  Accrued expenses and other liabilities                               213,883
  Total liabilities                                                 12,439,637

NET ASSETS                                                        $110,090,948

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     11,652
  Additional paid-in capital                                       131,554,804
  Distributions in excess of net investment income                    (155,035)
  Accumulated net realized loss on investments                     (21,657,059)
  Net unrealized appreciation of investments                           336,586
                                                                  $110,090,948

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($16,248,313/
    1,719,168 shares of capital stock issued and outstanding)            $9.45
  Sales charge--4.25% of public offering price                             .42
  Maximum offering price                                                 $9.87

  CLASS B SHARES
  Net asset value and offering price per share($50,385,663/
    5,332,917 shares of capital stock issued and outstanding)            $9.45

  CLASS C SHARES
  Net asset value and offering price per share($43,456,972/
    4,599,773 shares of capital stock issued and outstanding)            $9.45


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $10,714,846

EXPENSES
  Advisory fee                                        $  908,425
  Distribution fee - Class A                              62,028
  Distribution fee - Class B                             646,988
  Distribution fee - Class C                             543,828
  Transfer agency                                        199,496
  Audit and legal                                        161,053
  Administrative                                         152,027
  Custodian                                              127,476
  Printing                                               115,204
  Registration                                            55,516
  Amortization of organization expenses                   55,453
  Directors' fees                                         24,135
  Miscellaneous                                           12,098
  Total expenses before interest                       3,063,727
  Interest expense                                       884,582
  Total expenses                                                     3,948,309
  Net investment income                                              6,766,537

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                  (1,648,824)
  Net change in unrealized appreciation of investments                 220,055
  Net loss on investments                                           (1,428,769)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 5,337,768


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  6,766,537   $ 11,879,331
  Net realized loss on investments                   (1,648,824)    (7,748,271)
  Net change in unrealized appreciation
    (depreciation) of investments                       220,055      7,402,773
  Net increase in net assets from operations          5,337,768     11,533,833

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,099,192)    (1,884,462)
    Class B                                          (3,020,671)    (5,150,507)
    Class C                                          (2,547,881)    (4,464,679)
  Tax return of capital
    Class A                                             (80,449)      (109,742)
    Class B                                            (221,079)      (299,940)
    Class C                                            (186,476)      (260,000)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (68,798,912)  (140,125,516)
  Total decrease                                    (70,616,892)  (140,761,013)

NET ASSETS
  Beginning of year                                 180,707,840    321,468,853
  End of year                                      $110,090,948   $180,707,840


See notes to financial statements.


9



STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                               $  11,473,097
  Interest paid                                        (884,582)
  Operating expenses paid                            (3,125,217)
  Net increase in cash from operating activities                  $  7,463,298

INVESTING ACTIVITIES:
  Proceeds from disposition of long-term
    portfolio investments                           309,447,508
  Purchases of long-term portfolio investments     (238,732,874)
  Purchases of short-term portfolio investments,
    net                                                (563,000)
  Net increase in cash from investing activities                    70,151,634

FINANCING ACTIVITIES*:
  Increase in reverse repurchase agreements, net     (1,138,115)
  Net redemptions from capital stock transactions   (72,689,732)
  Cash dividends paid                                (3,788,097)
  Net decrease in cash from financing activities                   (77,615,944)
  Net decrease in cash                                                  (1,012)
  Cash at beginning of year                                              1,576
  Cash at end of year                                             $        564

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations                                                   $   5,337,768

ADJUSTMENTS:
  Decrease in interest receivable                 $     788,843
  Net realized loss on investments                    1,648,824
  Net change in unrealized appreciation                (220,055)
  Accretion of bond discount                            (30,592)
  Decrease in deferred organization expense              55,453
  Decrease in accrued expenses                         (116,943)
  Total adjustments                                                  2,125,530

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                    $  7,463,298


* Non-cash financing activities not included herein consist of reinvestment of dividends.

   See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Limited Maturity Government Fund (the "Fund"), formerly Alliance Mortgage Strategy Trust, was incorporated in the state of Maryland on April 8, 1992 as a diversified, open-end management investment company. The Fund currently offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Fixed-income securities are valued on the basis of prices provided by a pricing service and brokers. However, securities which are traded over-the-counter and on a national securities exchange may be valued according to the broadest and most representative market. It is expected that, for the fixed-income securities and options in which the Fund invests, this ordinarily will be the over-the-counter market. Securities not priced in this manner are valued at the latest quoted bid price, or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Other securities for which quotations are not readily available or restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $276,500 have been deferred and are being amortized on a straight-line basis through August 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of November 30, 1996 the Fund reclassified certain components of net assets. The reclassifications resulted in net decreases to distributions in excess of net investment income and additional paid-in capital of $488,004. These reclassifications were the result of permanent book to tax differences primarily resulting from tax return of capital distributions. Net assets were not affected by the change.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $152,027 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $127,476 for the year ended November 30, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,444 from the sale of Class A shares and $87,323 and $2,744 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares respectively for the year ended November 30, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $472,895 and $2,672,214 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $14,140,316 and $53,003,704, respectively, for the year ended November 30, 1996. There were purchases of $222,346,483 and sales of $245,895,129 of U.S. government and government agency obligations for the year ended November 30, 1996.
At November 30, 1996, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $913,710 and gross unrealized depreciation of investments was $577,124 resulting in net unrealized appreciation of $336,586.

At November 30, 1996, for federal income tax purposes the Fund had a capital loss carryforward of $21,657,059 of which $219,463 expires in the year 2000, $177,358 expires in the year 2001, $11,863,143 expires in the year 2002, $7,728,928 expires in the year 2003 and $1,668,167 expires in the year 2004.


12



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            2,218,089       854,241    $ 20,814,961    $  8,085,552
Shares issued in
  reinvestment of
  dividends               66,439        97,452         622,936         922,047
Shares converted
  from Class B           231,530            -0-      2,158,178              -0-
Shares redeemed       (3,727,280)   (2,559,958)    (34,954,990)    (24,225,739)
Net decrease          (1,211,222)   (1,608,265)   $(11,358,915)   $(15,218,140)

CLASS B
Shares sold            1,169,061     2,656,458    $ 10,938,822    $ 25,126,058
Shares issued in
  reinvestment of
  dividends              171,299       262,019       1,606,681       2,480,720
Shares converted
  to Class A            (231,530)           -0-     (2,158,178)             -0-
Shares redeemed       (4,640,656)   (8,392,989)    (43,509,656)    (79,485,822)
Net decrease          (3,531,826)   (5,474,512)   $(33,122,331)   $(51,879,044)

CLASS C
Shares sold            1,443,550     2,193,838    $ 13,565,512    $ 20,770,913
Shares issued in
  reinvestment of
  dividends              131,894       251,819       1,236,980       2,383,642
Shares redeemed       (4,169,294)  (10,156,950)    (39,120,158)    (96,182,887)
Net decrease          (2,593,850)   (7,711,293)   $(24,317,666)   $(73,028,332)


NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

On November 30, 1996, the Fund had held the following reverse repurchase agreement:

       AMOUNT           BROKER         INTEREST RATE       MATURITY
-----------------  ----------------  ----------------  ----------------
    $5,100,000      Morgan Stanley         5.80%       December 2, 1996

For the year ended November 30, 1996, the maximum amount of reverse repurchase agreements outstanding was $92,478,750, the average amount outstanding was approximately $17,801,755, and the daily weighted average interest rate was 4.97%.


13



FINANCIAL HIGHLIGHTS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                            -------------------------------------------------------------------
                                                                                                JUNE 1,1992(A)
                                                           YEAR ENDED NOVEMBER 30,                    TO
                                            --------------------------------------------------   NOVEMBER 30,
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period           $9.52        $9.51        $9.94        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .51(b)       .52(b)       .42          .57          .35(c)
Net realized and unrealized gain (loss)
  on investments                                (.04)         .02         (.32)         .11         (.17)
Net increase in net asset value from
  operations                                     .47          .54          .10          .68          .18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.50)        (.48)        (.58)        (.34)
Tax return of capital                           (.03)        (.03)        (.04)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.01)          -0-          -0-
Total dividends and distributions               (.54)        (.53)        (.53)        (.58)        (.34)
Net asset value, end of period                 $9.45        $9.52        $9.51        $9.94        $9.84

TOTAL RETURN
Total investment return based on net
  asset value (d)                               5.11%        5.91%        1.03%        7.02%        1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $16,248      $27,887      $43,173      $59,215      $24,186
Ratio of expenses to average net assets         2.22%        2.14%        1.34%        1.54%        1.44%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                1.58%        1.41%        1.20%        1.33%        1.42%(e)
Ratio of net investment income to
  average net assets                            5.44%        5.53%        4.78%        5.66%        6.58%(e)
Portfolio turnover rate                          159%         293%         375%         499%         101%


See footnote summary on page 16.


14



ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS B
                                            --------------------------------------------------------------------
                                                                                                 JUNE 1,1992(A)
                                                            YEAR ENDED NOVEMBER 30,                    TO
                                            ---------------------------------------------------   NOVEMBER 30,
                                                1996         1995          1994         1993          1992
                                            -----------  ------------  -----------  -----------  ---------------
Net asset value, beginning of period           $9.52        $9.52         $9.94        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .44(b)       .46(b)        .39          .49          .31(c)
Net realized and unrealized gain (loss)
  on investments                                (.04)         .01          (.35)         .12         (.17)
Net increase in net asset value from
  operations                                     .40          .47           .04          .61          .14

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)        (.44)         (.42)        (.51)        (.30)
Tax return of capital                           (.03)        (.03)         (.03)          -0-          -0-
Distributions from net realized gains             -0-          -0-         (.01)          -0-          -0-
Total dividends and distributions               (.47)        (.47)         (.46)        (.51)        (.30)
Net asset value, end of period                 $9.45        $9.52         $9.52        $9.94        $9.84

TOTAL RETURN
Total investment return based on net
  asset value (d)                               4.36%        5.05%          .42%        6.27%        1.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $50,386      $84,362      $136,458     $168,157     $149,188
Ratio of expenses to average net assets         2.94%        2.85%         2.08%        2.26%        2.13%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.30%        2.11%         1.91%        2.07%        2.10%(e)
Ratio of net investment income to
  average net assets                            4.73%        4.83%         4.12%        4.98%        6.01%(e)
Portfolio turnover rate                          159%         293%          375%         499%         101%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS C
                                            ---------------------------------------------------
                                                                                  MAY 3,1993(H)
                                                    YEAR ENDED NOVEMBER 30,            TO
                                            -------------------------------------  NOVEMBER 30,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period           $9.52        $9.52        $9.94        $9.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(b)       .46(b)       .37          .27
Net realized and unrealized gain (loss)
  on investments                                (.05)         .01         (.33)        (.03)
Net increase in net asset value from
  operations                                     .40          .47          .04          .24

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.44)        (.42)        (.28)
Tax return of capital                           (.02)        (.03)        (.03)          -0-
Distributions from net realized gains             -0-          -0-        (.01)          -0-
Total dividends and distributions               (.47)        (.47)        (.46)        (.28)
Net asset value, end of period                 $9.45        $9.52        $9.52        $9.94

TOTAL RETURN
Total investment return based on net
  asset value (d)                               4.38%        5.06%         .42%        2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $43,457      $68,459     $141,838     $228,703
Ratio of expenses to average net assets         2.92%        2.85%        2.04%        1.74%(e)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.29%        2.10%        1.89%        1.58%(e)
Ratio of net investment income to
  average net assets                            4.75%        4.84%        4.10%        3.70%(e)
Portfolio turnover rate                          159%         293%         375%         499%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) If the Fund had borne all expenses, the expense ratios would have been 1.55% for Class A shares and 2.28% for Class B shares.

(g)  Net of interest expense of .64% on reverse repurchase agreements (see
Note F).

(h)  Commencement of distribution.


16



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Limited Maturity Government Fund, Inc. (formerly Alliance Mortgage Strategy Trust), including the portfolio of investments, as of November 30, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Limited Maturity Government Fund, Inc. at November 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 9, 1997


17

                           APPENDIX A

                    COMMERCIAL PAPER RATINGS


STANDARD & POOR's COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issuers rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY's COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2 COMMERCIAL
PAPER RATINGS

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                           APPENDIX B

                      FUTURES CONTRACTS AND
       OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of securities issued or guaranteed by the United States Government, its agencies or instrumentalities or corporate debt securities. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the United States Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-related securities and three-month U.S. Treasury Bills.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases in the case of future contracts with respect to debt securities entered into by the Fund and in all cases in the case of futures contracts with respect to foreign currencies entered into by the Fund the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or foreign currencies. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities denominated in foreign currencies, is to attempt to protect the Fund from fluctuations in foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, the Fund can sell futures contracts on a specified currency to protect against a decline in value of such currency and its portfolio securities which are denominated in such currency. Similarly, the Fund may sell futures contracts on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical record of correlation between the two currencies.

         The Fund can purchase futures contracts on foreign currency to fix the price in U.S. Dollars of a security denominated in such currency that the Fund has acquired or expects to acquire. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects currency exchange rates then available in the applicable market to be less favorable than rates that are currently available. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained with the Fund's Custodian to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-grade liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close-out futures contracts positions through offsetting transactions which could distort the normal relationship between the cash and futures markets.
Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or foreign currency exchange rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates or exchange rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or foreign currency, it may or may not be less risky than ownership of the futures contract or underlying debt securities or foreign currency. As with the purchase of futures contracts against declining prices of foreign currency, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or against declining prices of foreign currency. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract and against increasing prices of foreign currency. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase or against any increase in the price of currency. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities or foreign currency. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts and options on futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The Fund must offset an exchange-traded option which it has purchased by entering into a "closing sale transaction". A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

         The benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. However, the losses to the Fund would be limited to amount of premiums paid.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. The Fund must offset an exchange-traded option which it has written through a closing purchase transaction. The Fund realizes a profit or a loss from a closing purchase transaction if the cost of the transaction is less than or more than the premium received by the Fund from writing the option. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         In connection with options written or purchased by the Fund over-the-counter, the Fund can only look to the counterparty for purposes of offset.

         The Fund intends to write covered call options on foreign currencies. A call option is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency other than the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, liquid assets in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS AND OPTIONS
ON FOREIGN CURRENCIES.

         Unlike transactions entered into by the Fund in futures contracts and options on futures contracts, options on foreign currencies contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise. These risks could affect the ability of the Fund to offset positions in a timely and profitable fashion.

         In addition, futures contracts, options on futures contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance

Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

         (a)  FINANCIAL STATEMENTS

         Included in the Prospectus:

           Financial Highlights

         Included in the Statement of Additional Information:

           Portfolio of Investments - November 30, 1996. Statement of Assets and Liabilities - November 30,
              1996.
           Statement of Operations - year ended November 30,
              1996.
           Statement of Changes in Net Assets - years ended
              November 30, 1996 and November 30, 1995.
           Notes to Financial Statements - November 30, 1996. Financial Highlights - for Class A and Class B shares for years ended November 30, 1996, November 30, 1995, November 30, 1994, November 30, 1993 and the period June 1, 1992 (commencement of operations) to November 30, 1992; for Class C shares for years ended November 30, 1996, November 30, 1995, November 30, 1994 and for the period May 3, 1993 (commencement of operations) through November 30, 1993.
           Report of Independent Auditors.

           Portfolio of Investments - May 31, 1997 (unaudited). Statement of Assets and Liabilities - May 31, 1997
              (unaudited).
           Statement of Operations - for the six months ended
              May 31, 1997 (unaudited).
           Statement of Changes in Net Assets - for the year ended
              November 30, 1996 and the six months ended May 31, 1997 (unaudited).
           Statement of Cash Flows - for the six months ended
              May 31, 1997 (unaudited).
           Notes to Financial Statements - May 31, 1997
              (unaudited).
           Financial Highlights - for Class A and Class B shares for the six months ended May 31, 1997 (unaudited) and the years ended November 30, 1996, November 30, 1995, November 30, 1994, November 30, 1993 and the period June 1, 1992 (commencement of operations) through November 30, 1992; for Class C shares for the six months ended May 31, 1997 (unaudited) and the years ended November 30, 1996, November 30, 1995, November 30, 1994 and the period May 3, 1993 (commencement of distribution) through November 30, 1993.

Included in Part C of the Registration Statement:

   All other schedules are either inapplicable or the required information is contained in the Financial Statement.

         (b)  EXHIBITS

         (1)  (a)  Articles of Incorporation of the
              Registrant dated April 8, 1992 - filed
              herewith.

         (1)  (b)  Articles of Amendment to the Articles of
                   Incorporation dated April 28, 1992 - filed herewith.

         (1)  (c)  Articles of Amendment to the Articles of
                   Incorporation dated February 29, 1996 - filed herewith.

         (1)  (d)  Articles Supplementary dated February  , 1997
                   - filed herewith.

         (2) Amended By-Laws of the Registrant - filed herewith.

         (3)       Not applicable.

         (4) (a) Form of Stock Certificate for Class A Shares - Incorporated by reference from Pre- Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 30, 1992.

              (b) Form of Stock Certificate for Class B Shares - Incorporated by reference from Pre- Effective Amendment No. 2 of Registrant's Registration Statement on Form N- 1A, filed with the Securities and Exchange Commission on April 30, 1992.

         (5)       Advisory Agreement between the Registrant and
                   Alliance Capital Management L.P. - filed herewith.

         (6)  (a)  Distribution Services Agreement between the
                   Registrant and Alliance Fund Distributors,
                   Inc. - filed herewith.

              (b) Amendment to Distribution Services Agreement - Incorporated by reference from Post- Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1996.

              (c)  Selected Dealer Agreement between Alliance
                   Fund Distributors, Inc. and selected dealers offering shares of Registrant - filed herewith.

              (d)  Selected Agent Agreement between Alliance Fund
                   Distributors, Inc. and selected agents making available shares of Registrant - filed herewith.

         (7)       Not applicable.

         (8)  (a)  Custodian Contract between the Registrant and
                   State Street Bank and Trust Company -
                   Incorporated by reference from Post-Effective
                   Amendment No. 1 to Registrant's Registration
                   Statement on Form N-1A, filed with the
                   Securities and Exchange Commission on
                   October 30, 1992.

              (b) Amendment to Custodian Contract Incorporated by reference from Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 28, 1997.

         (9)       Transfer Agency Agreement between the
                   Registrant and Alliance Fund Services, Inc. - filed herewith.

         (10) (a) Opinion and Consent of Seward & Kissel - filed herewith.

              (b)  Opinion and Consent of Venable, Baetjer and
                   Howard, LLP - filed herewith.

         (11)      Consent of Independent Auditors - filed
                   herewith.

         (12)      Not applicable.

         (13) Investment representation letter of Alliance Capital Management L.P. - Incorporated by reference from Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 30, 1992.

         (14)      Not applicable.

         (15)      Rule 12b-1 Plan - See Exhibit 6(a).

         (16)      Schedule for computation of performance
                   quotations - filed herewith.

         (17) Financial Data Schedule - Incorporated by reference to the (i) Financial Data Schedule contained in the Registrant's most recent Semi-Annual Report on Form N-SAR with respect to a fiscal year ended and (ii) Financial Data Schedule contained in any more recent such report of the Registrant with respect to a six-month period ended.

         (18) Rule 18f-3 Plan - Incorporated by Reference from Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 29, 1996; Amended Rule 18f-3 Plan - Incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1996.

Other Exhibit: Powers of Attorney of Ms. Block and Messrs. Carifa, Dievler, Dobkin, Foulk, Hester, Michel and Robinson - Incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1996.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 26. Number of Holders of Securities.

         As of October 3, 1997, the Registrant had 868 record holders of Class A shares of common stock, 1,937 record holders of Class B shares of common stock and 1,216 record holders of Class C shares of common stock.

ITEM 27. Indemnification

It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1,
Article VII and Article VIII of the Registrant's By-Laws filed as
Exhibit 2 and Section 10 of the Distribution Services Agreement filed as Exhibit 6(a), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and
Article VII, Section 7 and Article VIII, Section 1 through
Section 6 of the Registrant's By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit 5 to this Registration Statement, as set forth below.

SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW READS AS
FOLLOWS:

"2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
AGENTS.--(a) In this section the following words have the meaning indicated.

         (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (3)  "Expenses" include attorney's fees.

         (4)  "Official capacity" means the following:

              (i) When used with respect to a director, the office of director in the corporation; and

              (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

              (iii)     "Official capacity" does not include
service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

         (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

              (i)  The act or omission of the director was
material to the matter giving rise to the proceeding; and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and deliberate
dishonesty; or

              (ii) The director actually received an improper personal benefit in money, property, or services; or

              (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

         (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

              (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

         (c)  A director may not be indemnified under subsection
(b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         (d)  Unless limited by the charter:

         (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

         (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

              (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

              (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

         (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

         (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

         (2)  Such determination shall be made:

              (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

              (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph
(i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

              (iii) By the stockholders.

         (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph
(ii) of paragraph (2) of this subsection for selection of such counsel.

         (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

         (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

              (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

              (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

         (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

         (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

         (i)  For purposes of this section:

         (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

         (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

         (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

         (j)  Unless limited by the charter:

         (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

         (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

         (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

         (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

         (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

         (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF INCORPORATION
READS AS FOLLOWS:

         "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By- Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

         "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         "(4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

ARTICLE VII, SECTION 7 OF THE REGISTRANT'S BY-LAWS READS AS
FOLLOWS:

         Section 7. INSURANCE AGAINST CERTAIN LIABILITIES. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE VIII OF THE REGISTRANT'S BY-LAWS READS AS FOLLOWS:

         Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         Section 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met.
Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         Section 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

         Section 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

         Section 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

The Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and

Alliance Fund Distributors, Inc. which were filed herewith as Exhibits 1, 2, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
(2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ITEM 28. Business and Other Connections of Investment Adviser.

The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 29. Principal Underwriters

(a)      Alliance Fund Distributors, Inc. is the Registrant's
Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter or Distributor for the following investment companies:

         ACM Institutional Reserves Inc.
         AFD Exchange Reserves
         The Alliance Fund, Inc.
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Developing Markets Fund, Inc.
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Income Builder Fund, Inc.
         Alliance International Fund
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.

         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance/Regent Sector Opportunity Fund, Inc.
         Alliance Short-Term Multi-Market Trust, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance World Income Trust, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         Fiduciary Management Associates
         The Alliance Portfolios

(b)      The following are the Directors and officers of Alliance
Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                  Positions
                          Position and Offices    and Offices
Name                      With Underwriter        With Registrant



Michael J. Laughlin       Chairman

Robert L. Errico          President

Edmund P. Bergan, Jr.     Senior Vice President,  Secretary
                          General Counsel, and
                          Secretary

James S. Comforti         Senior Vice President

James L. Cronin           Senior Vice President

Daniel J. Dart            Senior Vice President

Richard A. Davies         Senior Vice President
                          and Managing Director

Byron M. Davis            Senior Vice President

Anne S. Drennan           Senior Vice President
                          and Treasurer

Mark J. Dunbar            Senior Vice President

Bradley F. Hanson         Senior Vice President

Geoffrey L. Hyde          Senior Vice President

Robert H. Joseph, Jr.     Senior Vice President
                          and Chief Financial Officer

Richard E. Khaleel        Senior Vice President

Stephen R. Laut           Senior Vice President

Daniel D. McGinley        Senior Vice President

Ryne A. Nishimi           Senior Vice President

Antonios G. Poleondakis   Senior Vice President

Robert E. Powers          Senior Vice President

Richard K. Saccullo       Senior Vice President

Gregory K. Shannahan      Senior Vice President

Joseph F. Sumanski        Senior Vice President

Peter J. Szabo            Senior Vice President

Nicholas K. Willett       Senior Vice President

Richard A. Winge          Senior Vice President

Jamie A. Atkinson         Vice President

Benji A. Baer             Vice President

Kenneth F. Barkoff        Vice President

Casimir Bolanowski        Vice President

Timothy W. Call           Vice President

Kevin T. Cannon           Vice President

John R. Carl              Vice President

William W. Collins, Jr.   Vice President

Leo H. Cook               Vice President

Richard W. Dabney         Vice President

John F. Dolan             Vice President

Sohaila S. Farsheed       Vice President

William C. Fisher         Vice President

Gerard J. Friscia         Vice President &

                          Controller

Andrew L. Gangolf         Vice President          Secretary
                          & Assistant General
                          Counsel

Mark D. Gersten           Vice President          Treasurer and
                                                  Chief Financial
                                                  Officer

Joseph W. Gibson          Vice President

Charles M. Greenberg      Vice President

Alan Halfenger            Vice President

William B. Hanigan        Vice President

Daniel M. Hazard          Vice President

George R. Hrabovsky       Vice President

Valerie J. Hugo           Vice President

Scott Hutton              Vice President

Thomas K. Intoccia        Vice President

Larry P. Johns            Vice President

Richard D. Keppler        Vice President

Gwenn M. Kessler          Vice President

Donna M. Lamback          Vice President

James M. Liptrot          Vice President

James P. Luisi            Vice President

Christopher J. MacDonald  Vice President

Michael F. Mahoney        Vice President

Lori E. Master            Vice President

Shawn P. McClain          Vice President

Maura A. McGrath          Vice President

Thomas F. Monnerat        Vice President

Joanna D. Murray          Vice President

Jeanette M. Nardella      Vice President

Nicole Nolan-Koester      Vice President

John C. O'Connell         Vice President

John J. O'Connor          Vice President

Robert T. Pigozzi         Vice President

James J. Posch            Vice President

Domenick Pugliese         Vice President &        Assistant
                          Assistant General       Secretary
                          Counsel

Bruce W. Reitz            Vice President

Dennis A. Sanford         Vice President

Karen C. Satterberg       Vice President

Robert C. Schultz         Vice President

Raymond S. Sclafani       Vice President

Richard J. Sidell         Vice President

Andrew D. Strauss         Vice President

Michael J. Tobin          Vice President

Joseph T. Tocyloski       Vice President

Martha D. Volcker         Vice President

Patrick E. Walsh          Vice President

William C. White          Vice President

Emilie D. Wrapp           Vice President &        Assistant
                          Special Counsel         Secretary

Charles M. Barrett        Assistant Vice
                          President

Robert F. Brendli         Assistant Vice
                          President

Maria L. Carreras         Assistant Vice
                          President

John P. Chase             Assistant Vice
                          President

Russell R. Corby          Assistant Vice
                          President

John W. Cronin            Assistant Vice
                          President

Ralph A. DiMeglio         Assistant Vice
                          President

Faith C. Dunn             Assistant Vice
                          President

John C. Endahl            Assistant Vice
                          President

John E. English           Assistant Vice
                          President

Duff C. Ferguson          Assistant Vice
                          President

John Grambone             Assistant Vice
                          President

Brian S. Hanigan          Assistant Vice
                          President

James J. Hill             Assistant Vice
                          President

Edward W. Kelly           Assistant Vice
                          President

Michael Laino             Assistant Vice
                          President

Nicholas J. Lapi          Assistant Vice
                          President

Patrick Look              Assistant Vice
                          President &
                          Assistant Treasurer

Richard F. Meier          Assistant Vice
                          President

Catherine N. Peterson     Assistant Vice
                          President

Carol H. Rappa            Assistant Vice
                          President

Clara Sierra              Assistant Vice
                          President

Vincent T. Strangio       Assistant Vice
                          President

Wesley S. Williams        Assistant Vice
                          President
Christopher J. Zingaro    Assistant Vice
                          President

Mark R. Manley            Assistant Secretary

(c)  Not applicable.

ITEM 30.    Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094-1520 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin Street, Boston, MA 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

              (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the annual report to shareholders upon request and without charge.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of October, 1997.

                             ALLIANCE LIMITED MATURITY
                             GOVERNMENT FUND, INC.

                             By: /s/John D. Carifa
                             _____________________
                                  John D. Carifa
                                  Chairman and
                                  President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                  Title            Date

1.   Principal Executive
     Officer:


     /s/John D. Carifa          Chairman and     October 27, 1997
     ___________________        President
     John D. Carifa

2.   Principal Financial and
     Accounting Officer:

     /s/Mark D. Gersten         Treasurer and    October 27, 1997
     ____________________       Chief Financial
     Mark D. Gersten            Officer

3.   All of the Directors:

     Ruth Block
     John D. Carifa
     David H. Dievler
     John H. Dobkin
     William H. Foulk, Jr.
     Dr. James Hester
     Clifford L. Michel
     Donald J. Robinson

By:  /s/Edmund P. Bergan, Jr.                    October 27, 1997
     __________________________
     Edmund P. Bergan, Jr.
     (Attorney-in-Fact)

                        INDEX TO EXHIBITS

(1)(a)    Articles of Incorporation

(1)(b)    Articles of Amendment

(1)(c)    Articles Supplementary

(1)(d)    Articles of Amendment

(2)       Amended By-Laws

(5)       Advisory Agreement

(6)(a)    Distribution Services Agreement

(6)(c)    Selected Dealer Agreement

(6)(d)    Selected Agent Agreement

(9)       Transfer Agency Agreement

(10)(a)   Opinion and Consent of Seward & Kissel

(10)(b)   Opinion and Consent of Venable, Baetjer and Howard

(11)      Consent of Independent Auditors

(16)      Schedule for Computation of Performance Quotations























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